As filed with the Securities and Exchange Commission on August 6, 2025

1933 Act File No. [   ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

ABRDN FUNDS

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, including Area Code): (866) 667-9231

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Name and Address of Agent for Service of Process)

Copy to:

Thomas C. Bogle, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Beneficial Interest, no par value.

It is proposed that this filing will become effective on September 5, 2025, pursuant to Rule 488 under the Securities Act of 1933.

An indefinite amount of Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

abrdn International Small Cap Fund

abrdn Intermediate Municipal Income Fund

each, a series of

abrdn Funds

1900 Market Street, Suite 200

Philadelphia, PA 19103

866-667-9231

To the Shareholders of abrdn International Small Cap Fund and abrdn Intermediate Municipal Income Fund (each, a “Fund” and, together, the “Funds”):

We wish to inform you that at a meeting held on June 11, 2025, the Board of Trustees of abrdn Funds approved on behalf of the Funds the reorganization of each Fund into an exchange-traded fund (ETF), which will continue to be managed by abrdn Inc. (the “Adviser”) and, in the case of abrdn International Small Cap Fund, continue to be sub-advised by abrdn Investments Limited (“aIL” or the “Sub-adviser”). The Board of Trustees, including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, determined that participation in the reorganizations is in the best interests of the Funds, and the interests of the existing shareholders of the Funds will not be diluted as a result of the reorganizations.

Each Fund will be reorganized into a newly created ETF, each of which is a series of abrdn Funds. The newly created abrdn International Small Cap Active ETF and abrdn International Small Cap Fund will have identical investment objectives and fundamental investment restrictions as well as identical principal investment strategies. The newly created abrdn Ultra Short Municipal Income Active ETF will have identical fundamental investment restrictions to and has a substantively similar investment objective as abrdn Intermediate Municipal Income Fund, but the principal investment strategies will differ. For example, abrdn Ultra Short Municipal Income Active ETF will maintain an investment portfolio with a weighted average effective duration of two years or less, while abrdn Intermediate Municipal Income Fund maintains an investment portfolio with a weighted average effective duration of 4–7 years.

Although the abrdn International Small Cap Active ETF will have the same investment objective and fundamental investment policies as the former mutual fund and the Ultra Short Municipal Income Active ETF will have a substantively similar investment objective and the same fundamental investment policies as the former mutual fund, ETFs are structurally different from mutual funds and have ETF-specific risks. ETF-specific risks include the risk that shares of an ETF will trade at market prices that may be above (premium to) or below (discount to) the ETF’s net asset value (NAV), or that the ETF’s “authorized participants” will not engage in creation or redemption transactions, which could cause the ETF’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

The table below sets forth the anticipated schedule for each reorganization:

Mutual Fund	New ETF	Reorganization Date
abrdn International Small Cap Fund	abrdn International Small Cap Active ETF	October 17, 2025
abrdn Intermediate Municipal Income Fund	abrdn Ultra Short Municipal Income Active ETF	October 17, 2025

abrdn Inc. believes that the reorganizations will provide multiple benefits for investors, including:

●	Lower Management Fees

●	Lower overall net expenses

●	The potential for increased tax efficiency (for abrdn International Small Cap Active ETF)

●	Intraday trading

●	Full daily holdings transparency

For additional information about the differences between mutual funds and ETFs and the related risks, please refer to “What are the differences between an ETF and a mutual fund?” and “Comparison of Principal Risk Factors” in the accompanying Information Statement/Prospectus.

Each reorganization into an ETF will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation, a form of which is included as Exhibit 1 to these materials. For federal income tax purposes, each reorganization is expected to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended (the”Code”).

In connection with the reorganizations, eligible shareholders of each mutual fund will receive ETF shares equal in value to the shares of the mutual fund they own and a cash payment in lieu of fractional shares of the corresponding ETF, which cash payment will be taxable for taxable shareholders. A reorganization into an ETF will not dilute the value of your investment.

In order to receive shares of an ETF as part of a reorganization, you must hold your mutual fund shares in a brokerage account that can accept shares of an ETF.

No action is required on your part if you hold your mutual fund shares in a brokerage account that can hold shares of an ETF.

If you do not hold your shares of a mutual fund through a brokerage account that can hold shares of an ETF, you will not receive shares of the corresponding new ETF as part of a reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your mutual fund shares. The liquidation of your investment and return of cash may be subject to tax. It may take time for you to receive your cash. The following account types cannot hold shares of ETFs:

●	Non-Accommodating Brokerage Accounts. If you hold your mutual fund shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in new ETF shares. If you do nothing, you will not receive shares of the new ETF, your position will be liquidated at the time of the reorganization and you will receive a cash distribution equal in value to the NAV of your mutual fund shares less any fees and expenses your intermediary may charge. This event will be taxable for taxable shareholders. To participate in the reorganization and avoid potential tax consequences from liquidation of your investment, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares.

●	Non-Accommodating Retirement Accounts. If you hold your mutual fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable reorganization or, if applicable, your broker or intermediary may transfer your investment in the mutual fund to a different investment option before or at the time of the reorganization. Please consult with your financial intermediary for more information on the impact that a reorganization will have on you and your investments.

●	Fund Direct Accounts. If you hold your mutual fund shares in an account directly with the mutual fund’s transfer agent, SS&C GIDS, Inc. (including a Fund Direct IRA or Coverdell Savings Account), you should: (i) transfer your mutual fund shares to a brokerage account that can accept ETF shares prior to the applicable reorganization, (ii) exchange your mutual fund shares for shares in another fund of the Trust, or (iii) for a Fund Direct IRA or Coverdell Savings Account, transfer your investment to a different institution prior to a reorganization. If such a change is not made before the time of the applicable reorganization, you will not receive shares of the applicable new ETF, your position will be liquidated at the time of the reorganization and you will receive a cash distribution equal in value to the NAV of your mutual fund shares. This event will be taxable for taxable shareholders.

If you do not currently hold your shares of a mutual fund through a brokerage account that can hold shares of the corresponding new ETF, please review the accompanying materials closely for additional actions that you must take to receive shares of the new ETF as part of the applicable reorganization. No further action is required for shareholders that hold shares of a mutual fund through a brokerage account that can hold shares of the new ETF. If you are unsure about the ability of your account to accept shares of the new ETF, please call 833-252-1680 or contact your financial advisor or other financial intermediary.

If you do not wish to participate in a reorganization, you can exchange your mutual fund shares for shares of another abrdn mutual fund that is not participating in a reorganization or redeem your mutual fund shares. Keep in mind that any such action may have tax consequences and you should consult your tax advisor.

The accompanying Information Statement/Prospectus provides more information about each reorganization. Please carefully review the additional information provided in this document. If you have questions, please call 866-667-9231. If you invest through another financial institution, such as a brokerage firm, please contact your financial institution.

By order of the Board of Trustees,
MEGAN KENNEDY,
Secretary

September 5, 2025

The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

August 6, 2025

abrdn International Small Cap Fund

abrdn Intermediate Municipal Income Fund

each, a series of

abrdn Funds

1900 Market Street, Suite 200

Philadelphia, PA 19103

866-667-9231

INFORMATION STATEMENT AND PROSPECTUS

SEPTEMBER 5, 2025

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND NO ACTION IS REQUIRED ON YOUR PART TO accomplish THE REORGANIZATIONS.

No shareholder vote is required to complete the Reorganizations. We are not asking you for a proxy and you are requested not to send us a proxy.

This combined Information Statement and Prospectus (the “Information Statement”) is furnished to shareholders of abrdn International Small Cap Fund and abrdn Intermediate Municipal Income Fund (each, an “Acquired Fund” and, collectively, the “Acquired Funds”), each a series of abrdn Funds, in connection with a separate Agreement and Plan of Reorganization and Liquidation (the “Agreement”) of each Fund that has been approved by the Board of Trustees of abrdn Funds (the “Board”).

Each Acquired Fund will be reorganized into a newly created ETF (each, an “Acquiring Fund” and together with the Acquired Funds, the “Funds”), each a series of abrdn Funds. Each Acquired Fund will be liquidated (each such reorganization and liquidation, a “Reorganization” and, together, the “Reorganizations”) as listed in the table below. Each Reorganization is scheduled to take place as of the closing of business of the New York Stock Exchange (the “NYSE”) on the date set forth in the chart below, or such other time and date as the parties may agree (the “Closing Date”).

Reorganization	Acquired Fund	Acquiring Fund	Closing Date
abrdn International Small Cap Reorganization	abrdn International Small Cap Fund	abrdn International Small Cap Active ETF	October 17, 2025
abrdn Municipal Reorganization	abrdn Intermediate Municipal Income Fund	abrdn Ultra Short Municipal Income Active ETF	October 17, 2025

Shares of each Acquiring Fund will be listed for trading on The Nasdaq Stock Market® (“Nasdaq” or “the Exchange”) under the ticker ASCI for abrdn International Small Cap Active ETF and AMUN for abrdn Ultra Short Municipal Income Active ETF. Each of the Funds is a diversified series of abrdn Funds (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”). abrdn International Small Cap Active ETF seeks long-term growth of capital, which is an identical investment objective to the Acquired Fund. abrdn Ultra Short Municipal Income Active ETF seeks high after-tax current income consistent with preservation of capital, which is different from but similar to the Acquired Fund, which seeks a high level of current income that is exempt from federal income taxes.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Information Statement sets forth concisely the information that you ought to know before investing. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Information Statement by reference, which means they are part of this Information Statement for legal purposes:

(i)	the Prospectus for each Acquired Fund dated February 28, 2025, as supplemented (Accession No. 0001133228-25-001778), which was previously filed via EDGAR;

(ii)	the Statement of Additional Information for each Acquired Fund dated February 28, 2025, as supplemented (Accession No. 0001133228-25-001778), which was previously filed via EDGAR;

(iii)	the Summary Prospectus for abrdn International Small Cap Active ETF dated August 4, 2025 (Accession No. 0001104659-25-074150), which was previously filed via EDGAR. This summary prospectus is being mailed with the Information Statement/Prospectus.

(iv)	the Summary Prospectus for abrdn Ultra Short Municipal Income Active ETF dated August 5, 2025 (Accession No. 0001104659-25-074146), which was previously filed via EDGAR. This summary prospectus is being mailed with the Information Statement/Prospectus.

(v)	the Prospectus for abrdn International Small Cap Active ETF dated August 4, 2025 (Accession No. 0001104659-25-073682), which was previously filed via EDGAR;

(vi)	the Statement of Additional Information for abrdn International Small Cap Active ETF dated August 4, 2025 (Accession No. 0001104659-25-073682), which was previously filed via EDGAR;

(vii)	the Prospectus for abrdn Ultra Short Municipal Income Active ETF dated August 5, 2025 (Accession No. 0001104659-25-074144), which was previously filed via EDGAR;

(viii)	the Statement of Additional Information for abrdn Ultra Short Municipal Income Active ETF dated August 5, 2025 (Accession No. 0001104659-25-074144), which was previously filed via EDGAR;

(ix)	the audited financial statements of each Acquired Fund for the fiscal year ended October 31, 2024 included in each Fund’s report filed on Form N-CSR (Accession No. 0001104659-25-002449); and

(x)	the unaudited financial statements of each Acquired Fund for the fiscal period ended April 30, 2025 included in each Fund’s report filed on Form N-CSR (Accession No. 0001104659-25-066144).

You can obtain copies of each Acquired Fund’s current Prospectus, Summary Prospectus, Statement of Additional Information, or annual or semiannual reports (when available) without charge by writing abrdn Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231. You can obtain copies of each Acquiring Fund’s current Prospectus, Summary Prospectus, Statement of Additional Information, or annual or semiannual reports without charge by writing abrdn Funds at c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 or by calling 844-383-7289. The Prospectus, Statement of Additional Information, and annual or semiannual reports of the Acquired Funds are and the Prospectus, Statement of Additional Information, and annual or semiannual reports of the Acquiring Funds will be available at https://www.aberdeeninvestments.com/us/literature.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By E-mail: publicinfo@sec.gov (duplicating fee required)

By Internet: www.sec.gov

Following the commencement of trading, shareholder reports, proxy statements and other information concerning the Acquiring Funds will be able to be inspected at the Nasdaq.

No person has been authorized to give any information or make any representation not contained in this Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Fund shares involve investment risks, including the possible loss of principal.

TABLE OF CONTENTS

Page

Summary	1
What is involved in each Reorganization?	1
Share Class Consolidation	1
What are the differences between an ETF and a mutual fund?	2
Has the Board of Trustees approved each Reorganization?	2
What am I being asked to vote on?	2
What are the reasons for each Reorganization?	2
What information did the Board consider when evaluating each Reorganization?	3
How will you determine the number of shares of the Acquiring Funds that I will receive?	3
Is each Reorganization considered a taxable event for federal income tax purposes?	3
What types of shareholder accounts can receive shares of an ETF as part of each Reorganization?	4
What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?	4
How do I transfer my Acquired Fund shares to a brokerage account that will accept ETF shares?	5
What if I do not want to own shares of an ETF?	5
How do the Funds’ investment objectives, principal investment strategies, policies, and limitations compare?	5
Investment Restrictions	5
Investment Objectives	5
Principal Investment Strategies	5
abrdn International Small Cap Fund/abrdn International Small Cap Active ETF	6
abrdn Intermediate Municipal Income Fund/abrdn Ultra Short Municipal Income Active ETF	7
Are there any differences in the principal risks between the Acquired Funds and Acquiring Funds?	10
How do the Funds’ management and distribution arrangements compare?	11
Management of the Funds	11
Investment Adviser	11
Sub-Adviser	11
Multi-Manager Structure	11
Portfolio Management	12
Management Fees	13
Expense Arrangements	13
Distribution of Fund Shares	14
How do the Funds’ fees and operating expenses compare, and what are each Acquiring Fund’s fees and operating expenses estimated to be following each Reorganization?	15
Annual Fund Operating Expenses	15
abrdn International Small Cap Reorganization	16
abrdn Municipal Reorganization	17
Examples of Effect of Fund Expenses	18
Portfolio Turnover	19
Payments to Broker-Dealers and Other Financial Intermediaries	19
Do the procedures for purchasing and redeeming shares of the Funds differ?	19
Acquiring Funds	19
Acquired Funds	20
Do the Funds’ dividend and distribution policies differ?	20
Who bears the expenses associated with the Reorganization?	21

Comparison of Principal Risk Factors	21
Risks associated with an investment in the Funds	22
Additional risks associated with an investment in the Acquiring Funds	34
How do the Funds compare in terms of their performance?	37

The Transactions	37
Agreement and Plan of Reorganization and Liquidation	37
Reasons for the Reorganization	38
Background	38

-i-

Board Consideration of the Reorganization	38
Description of the Securities to be Issued	40
Material Federal Income Tax Consequences	40
Tax Positions as of July 22, 2025	42
Forms of Organization	42
Capitalization	42
Conclusion	43

Additional Information about the Funds	44
Financial Highlights	44
Expenses	46
Share Ownership	47

Miscellaneous	47
Legal Matters	47
Experts	48
Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees	48

Exhibit 1 Form of Agreement and Plan of Reorganization and Liquidation	49

-ii-

Summary

The following Summary covers certain information contained elsewhere in this Information Statement, in the Prospectus and Statement of Additional Information of the Acquired Funds, which are incorporated by reference herein, and the Prospectus and Statement of Additional Information of abrdn International Small Cap Active ETF and the Prospectus and Statement of Additional Information of abrdn Ultra Short Municipal Income Active ETF, which are incorporated herein by reference. Shareholders should read the entire Information Statement, including the Agreement (attached as Exhibit 1), carefully for more complete information.

What is involved in each Reorganization?

All of the assets and liabilities of each Acquired Fund will be transferred to a newly created corresponding Acquiring Fund in exchange for shares of the Acquiring Fund equal to the Acquired Fund’s net asset value (NAV).  The Acquired Fund will distribute to its shareholders the portion of shares of the Acquiring Fund to which the shareholder is entitled (and shareholders will receive cash in lieu of fractional shares).  Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. If a shareholder does not have a brokerage account, Acquired Fund shares may be converted to cash, less any fees and expenses your intermediary may charge (subject to applicable federal or state laws concerning unclaimed property).

After shares of each Acquiring Fund are distributed to the Acquired Fund’s shareholders, each Acquired Fund will be completely liquidated and dissolved.  As a result of each Reorganization, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund.

Each Reorganization is currently scheduled to take place as of the close of business of the NYSE on the applicable Closing Date listed below.

Acquired Fund	Acquiring Fund	Closing Date
abrdn International Small Cap Fund	abrdn International Small Cap Active ETF	October 17, 2025
abrdn Intermediate Municipal Income Fund	abrdn Ultra Short Municipal Income Active ETF	October 17, 2025

For more information, please refer to the section entitled “The Transactions – Agreement and Plan of Reorganization and Liquidation.”

Share Class Consolidation

All issued and outstanding Class A, Class C and Class R shares of abrdn International Small Cap Fund and all issued and outstanding Class A shares of abrdn Intermediate Municipal Income Fund were converted to Institutional Class shares of the respective Acquired Fund effective after the close of business on July 18, 2025. The share class consolidation is intended to move shareholders into a share class that most closely resembles the ETF share class structure. On or around October 10, 2025, when abrdn Intermediate Municipal Income Fund will have only Institutional Class shares outstanding, those outstanding shares will be combined into fewer shares through a reverse stock split. The Acquired Funds have adopted a Rule 12b-1 Plan for Class A, Class C and Class R shares (as applicable) under which the Acquired Funds compensate the Acquired Funds' distributor for expenses associated with distribution-related and/or shareholder services, whereas the Acquiring Funds will not adopt a Rule 12b-1 Plan or pay 12b-1 fees pursuant to a 12b-1 plan. Institutional Class shares most closely resemble the ETF share class structure due to the lack of 12b-1 fees. Institutional Class shares of each Acquired Fund have lower gross and net total expense ratios than Class A, Class C and Class R shares, as applicable. The share class consolidation was effected on the basis of the relative net asset values of the two relevant classes, without the imposition of any sales load, fee or other charge.

Reverse Stock Split

Following the Share Class Consolidation, on or around October 10, 2025, the Institutional Class shares of the abrdn Intermediate Municipal Income Fund will combine into fewer shares through the Reverse Stock Split to increase the net asset value per share of the Institutional Class. The Reverse Stock Split will occur at an exact ratio to be determined by abrdn Inc., as the investment adviser to the Fund, which is currently expected to be between 1-for-3 to 1-for-4. If, for example, the exact ratio is 1-for-4, a shareholder would receive one Institutional Class share for every four Institutional Class shares held. As with the Share Class Consolidation, the total net asset value of each shareholder’s Institutional Class shares will be the same after the reverse split as before the reverse split. The Reverse Stock Split is not expected to result in a taxable transaction for shareholders.

What are the differences between an ETF and a mutual fund?

ETFs are structurally different from mutual funds in several important aspects:

ETF	Mutual Fund
Does not issue multiple classes of shares	May offer multiple share classes with different sales charges, expenses, and/or minimum investments
Individual investors buy or sell shares of an ETF on the secondary market through an exchange	Investors or their intermediaries buy or sell shares directly from the mutual fund
Buy and sell orders are processed throughout the day and reflect real time market prices on an exchange	Buy and sell orders are processed once a day using the day’s ending net asset value (NAV)

As a result of these structural differences, there are certain benefits associated with an ETF structure, such as secondary market liquidity, increased transparency and the potential for increased tax efficiency. There are, however, certain risks associated with an ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium to) or below (discount to) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. For additional information about ETF-specific risks associated with an investment in the Acquiring Funds, please refer to the section entitled “Comparison of Principal Risk Factors.”

Has the Board of Trustees approved each Reorganization?

Yes. The Board of abrdn Funds has carefully reviewed and approved the Agreements and the Reorganizations. Each Fund is a series of abrdn Funds and is overseen by the same Board of Trustees.

For information on the Board’s consideration with respect to approval of each Reorganization, please see “What information did the Board consider when evaluating each Reorganization?”.

What am I being asked to vote on?

The Reorganizations do not require approval by shareholders. Shareholders of each Acquired Fund are not required to approve the Reorganizations under Delaware law, the Acquired Fund’s organizational documents or the 1940 Act.

In particular, shareholder approval of the Reorganizations is not required under the 1940 Act because the Funds have identical fundamental investment policies, the independent board members overseeing each Acquired Fund who were elected by shareholders are identical to the independent board members overseeing the corresponding Acquiring Fund, and each Acquiring Fund will not charge 12b-1 fees. Additionally, the investment advisory contracts for each Acquired Fund and the corresponding Acquiring Fund are the same apart from the identity of the Funds and the fee rate payable thereunder, which is lower for the corresponding Acquiring Fund.

We are not asking you for a proxy and you are requested not to send us a proxy.

What are the reasons for each Reorganization?

abrdn Inc., the investment adviser to both the Acquired Funds and the Acquiring Funds, proposed each Reorganization because it believes that the Reorganization is in the best interests of the Acquired Fund’s shareholders. Specifically, the Adviser believes that each Reorganization will lower the management fees and overall net expenses paid by shareholders and provide shareholders with additional trading flexibility, increased portfolio holdings transparency and tax efficiency (for abrdn International Small Cap Active ETF).

What information did the Board consider when evaluating each Reorganization?

The Board of Trustees considered the following factors, among others, in determining to approve the Agreement:

●	The abrdn International Small Cap Reorganization will permit shareholders of the Acquired Fund to pursue the same investment objective in an ETF structure and the abrdn Municipal Reorganization will permit shareholders of the Acquired Fund to pursue a similar objective and strategy in an ETF structure. The ETF structure provides multiple benefits for shareholders, including lower management fees, lower overall net expenses, the potential for increased tax efficiency (for the abrdn International Small Cap Active ETF), intraday trading, and full daily holdings transparency.

●	The expense ratio of each Acquiring Fund is lower than the expense ratio of each class of the corresponding Acquired Fund, such that all Acquired Fund shareholders are expected to benefit from an expense reduction.

●	Each Reorganization will qualify as a tax-free reorganization for federal income tax purposes (although cash received as part of a Reorganization will be taxable for taxable shareholders).

For more information, please refer to the section entitled “The Transactions – Reasons for the Reorganization.”

How will you determine the number of shares of the Acquiring Funds that I will receive?

Upon completion of each Reorganization, each shareholder of each Acquired Fund will receive shares of the corresponding Acquiring Fund and, in some cases, cash equal to the value of the shares of the Acquired Fund the shareholder owned on the Closing Date.

For more information, please refer to the section entitled “The Transactions – Agreement and Plan of Reorganization and Liquidation.”

Is each Reorganization considered a taxable event for federal income tax purposes?

Each Reorganization is intended to be a tax-free reorganization for federal income tax purposes. As part of the Reorganizations, some shareholders will receive cash in lieu of fractional shares, which will be a taxable event for taxable shareholders.

Different tax considerations apply to you if your investment is liquidated and the cash value of your Acquired Fund shares is returned to you, if you hold your Acquired Fund shares through an account that cannot hold the corresponding Acquiring Fund shares at the time of the Reorganization, or if your Acquired Fund shares are transferred by your broker or financial intermediary to a different investment option because you did not hold your Acquired Fund shares through an account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization.

Shareholders who hold shares through an account that cannot hold shares of an ETF at the time of the Reorganization will have their investments liquidated and may receive cash, which will be a taxable event for taxable shareholders.

Shareholders who do not want or cannot hold ETF shares may redeem out of an Acquired Fund or exchange their Acquired Fund shares for shares of another fund. A redemption or exchange of fund shares would generally be a taxable event for shareholders holding shares in taxable accounts. To fund the redemption transactions, an Acquired Fund may have to sell securities. These transactions may result in net realized capital gains and/or income to the Acquired Fund, which may result in taxable distributions to shareholders either (i) by the Acquired Funds prior to the Reorganizations or (ii) by the Acquiring Funds after the Reorganizations.

Capital gains or income from securities sales by the Funds prior to or after the Reorganizations, if any, may be distributed by the Acquired Funds prior to the Reorganizations or by the Acquiring Funds after the Reorganizations.

abrdn Inc. currently anticipates that abrdn International Small Cap Fund will need to dispose of any securities that are not transferable. Based on abrdn International Small Cap Fund’s holdings as of July 22, 2025, approximately 5.3% of the Fund’s holdings will be sold before the closing of the Reorganization.

The sales of portfolio holdings by abrdn International Small Cap Fund will result in a net capital gain or loss depending on the securities sold. As of July 22, 2025, abrdn International Small Cap Fund had $66,388,743 available in capital loss carryforwards and $26,975,088 in realized gain in fiscal year to date. Given the capital loss carryforwards, current realized gains and anticipated gains generated from the sales of non-transferable securities, it is not anticipated that abrdn International Small Cap Fund would have any material capital gains to distribute prior to the Reorganization.

abrdn Inc. currently anticipates that abrdn Intermediate Municipal Income Fund will need to dispose of any securities that will not be held due to the principal investment strategies of the Acquiring Fund. Based on abrdn Intermediate Municipal Income Fund’s holdings as of July 22, 2025, approximately 100% of the Fund’s holdings will be sold after the closing of the Reorganization.

The sales of portfolio holdings by abrdn Intermediate Municipal Income Fund will result in a net capital gain or loss depending on the securities sold. As of July 22, 2025, abrdn Intermediate Municipal Income Fund had $1,784,533 available in capital loss carryforwards and $527,825 in realized losses fiscal year to date. Given the capital loss carryforwards, current realized losses and that sales of securities that will not be held due to the principal investment strategies of the Acquiring Fund will occur after the Reorganization, it is not anticipated that abrdn Intermediate Municipal Income Fund would have any capital gains to distribute prior to the Reorganization.

The only anticipated distribution would be any income of the Acquired Funds prior to the Reorganizations.

Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganizations only. For more information, please refer to the section entitled “The Transactions – Federal Income Tax Considerations.”

What types of shareholder accounts can receive shares of an ETF as part of each Reorganization?

If you hold your Acquired Fund shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, you are eligible to receive shares of an ETF in a reorganization. No further action is needed by you.

What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?

In order to receive shares of an Acquiring Fund as part of the Reorganizations, you must hold your shares of the corresponding Acquired Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring Fund) on the Closing Date of the applicable Reorganization. The following account types cannot hold shares of ETFs.

●	Non-Accommodating Brokerage Accounts. If you hold your Acquired Fund shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in Acquiring Fund shares. If you do nothing, you will not receive shares of the Acquiring Fund, your position will be liquidated at the time of the Reorganization and you will receive a cash distribution equal in value to the NAV of your Acquired Fund shares less any fees and expenses your intermediary may charge. This event will be taxable for taxable shareholders. To participate in the reorganization and avoid potential tax consequences from liquidation of your investment, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares.

●	Non-Accommodating Retirement Accounts. If you hold your Acquired Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable Reorganization or, if applicable, your broker or intermediary may transfer your investment in an Acquired Fund to a different investment option before or at the time of the Reorganization. Please consult with your financial intermediary for more information on the impact that a Reorganization will have on you and your investments.

●	Fund Direct Accounts. If you hold your Acquired Fund shares in an account directly with the Acquired Fund’s transfer agent, SS&C GIDS, Inc. (including a Fund Direct IRA or Coverdell Savings Account), you should: (i) transfer your Acquired Fund shares to a brokerage account that can accept ETF shares prior to the applicable Reorganization, (ii) exchange your Fund shares for shares in another fund of the Trust, or (iii) for a Fund Direct IRA or Coverdell Savings Account, transfer your investment to a different institution prior to the Reorganization. If such a change is not made before the time of the applicable Reorganization, you will not receive shares of the Acquiring Fund, your position will be liquidated at the time of reorganization, and you will receive a cash distribution equal in value to the NAV of your Acquired Fund shares. This event will be taxable for taxable shareholders.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

How do I transfer my Acquired Fund shares to a brokerage account that will accept ETF shares?

The broker where you hold your Acquired Fund shares should be able to assist you in transferring your shares to a brokerage account that can accept shares of an ETF.

We suggest you provide your broker with a copy of your most recent shareholder statement. Your broker will require your account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account with a brokerage firm.

What if I do not want to own shares of an ETF?

If you do not want to receive shares of an ETF in connection with a Reorganization, you can exchange your Acquired Fund shares for shares of another abrdn mutual fund that is not participating in a Reorganization or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Exchange or redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account.

The last date to redeem your shares or exchange them for shares of another abrdn mutual fund prior to each Reorganization is October 16, 2025.

How do the Funds’ investment objectives, principal investment strategies, policies, and limitations compare?

abrdn International Small Cap Reorganization

Investment Limitations

abrdn International Small Cap Fund and its Acquiring Fund have the same fundamental and non-fundamental investment policies and limitations. Please refer to “Investment Restrictions” in the Statement of Additional Information for the Acquired Fund, which is incorporated by reference herein, and the Statement of Additional Information of the Acquiring Fund, which is incorporated herein by reference.

Investment Objectives

abrdn International Small Cap Fund has the same investment objective as its Acquiring Fund. The Funds each seek long-term growth of capital. Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

abrdn International Small Cap Fund also has the same principal investment strategies as its Acquiring Fund.

abrdn Municipal Reorganization

Investment Limitations

As detailed in the comparison table below, abrdn Intermediate Municipal Income Fund and its Acquiring Fund have identical fundamental investment policies and limitations and identical non-fundamental investment policies and limitations. Please refer to “Investment Restrictions” in the Statement of Additional Information for the Acquired Fund, which is incorporated by reference herein, and the Statement of Additional Information of the Acquiring Fund, which is incorporated herein by reference.

Investment Objectives

As detailed in the comparison table below, abrdn Intermediate Municipal Income Fund and abrdn Ultra Short Municipal Income Active ETF have substantively similar investment objectives. Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

As detailed in the comparison table below, abrdn Intermediate Municipal Income Fund and abrdn Ultra Short Municipal Income Active ETF are both municipal bond funds that invest at least 80% of the value of their net assets, plus any borrowings for investment purposes, in investment grade fixed income securities that qualify as tax-exempt municipal obligations, but their principal investment strategies differ in certain ways, primarily stemming from the difference that abrdn Ultra Short Municipal Income Active ETF will maintain an investment portfolio with a weighted average effective duration of two years or less, while abrdn Intermediate Municipal Income Fund maintains an investment portfolio with a weighted average effective duration of 4–7 years.

abrdn International Small Cap Fund/abrdn International Small Cap Active ETF

The Fund seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. As a non-fundamental policy, under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. small companies. For purposes of the Fund’s 80% policy, a company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of a country outside the U.S.;
●	the company has its principal office in, or management is located in, a country outside the U.S.; and/or
●	the company has its principal securities trading market in a country outside the U.S.

The Fund considers a “small” company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI All Country World ex-USA Small Cap Index at the time of purchase. As of May 31, 2025, the MSCI All Country World ex-USA Small Cap Index included companies with market capitalizations up to $14.99 billion.

The Fund may invest in companies of any size once the Fund’s 80% policy is met. As a result, the Fund’s average market capitalization may sometimes exceed that of the largest company in the MSCI All Country World ex-USA Small Cap Index.

Under normal circumstances, a number of countries around the world will be represented in the Fund’s portfolio, some of which may be considered to be emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region, including through an exchange-traded fund or by other means. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to the United Kingdom and Japan.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it may invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the industrials and information technology sectors.

The Fund may invest:

●	up to 20% of net assets in debt securities;
●	up to 10% of net assets in private funds that invest in private equity and in venture-capital companies;
●	up to 35% of net assets in emerging markets securities; and
●	without limit in foreign securities.

In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser (together, the “Advisers”) select stocks for the Fund using the portfolio management team’s quality, growth and momentum approach, which aims to identify companies that, in the Advisers’ view, exhibit a range of high-quality characteristics, the ability to deliver sustainable, multi-year growth and upwards momentum. When assessing quality, the Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers. In assessing the growth outlook for stocks, the Advisers consider the industry backdrop, as well as management’s strategy to drive sales and profitability over the medium to long term. When looking at momentum, the Advisers consider both price momentum and earnings momentum. The investment team generally allows the weight of stocks with positive price and earnings momentum, which also meet its quality and growth criteria, to increase.

abrdn Intermediate Municipal Income Fund/abrdn Ultra Short Municipal Income Active ETF

The comparison table below details the substantially similar investment objectives and different principal investment strategies of abrdn Intermediate Municipal Income Fund and its Acquiring Fund. abrdn Intermediate Municipal Income Fund and abrdn Ultra Short Municipal Income Active ETF are both municipal bond funds that invest at least 80% of the value of their net assets, plus any borrowings for investment purposes, in investment grade fixed income securities that qualify as tax-exempt municipal obligations, but their principal investment strategies differ in certain ways, primarily stemming from the difference that abrdn Ultra Short Municipal Income Active ETF will maintain an investment portfolio with a weighted average effective duration of two years or less, while abrdn Intermediate Municipal Income Fund maintains an investment portfolio with a weighted average effective duration of 4–7 years.

Comparison of abrdn Intermediate Municipal Income Fund and abrdn Ultra Short Municipal Income Active ETF
	Acquired Fund	Acquiring Fund
Investment Objective	The Fund seeks a high level of current income that is exempt from federal income taxes.	The Fund seeks high after-tax current income consistent with preservation of capital.

Principal Investment Strategies

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in investment grade fixed income securities that qualify as tax-exempt municipal obligations. Tax-exempt municipal obligations include municipal obligations that pay interest that is free from U.S. federal income tax. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. For purposes of the Fund’s 80% policy, the Fund may, but is not required to, sell a security whose rating falls below investment grade.

Under normal market circumstances, the Fund will maintain an investment portfolio with a weighted average effective duration of 4 – 7 years and a dollar-weighted average maturity of more than 3 years but less than 10 years. However, the Fund can buy securities of any maturity. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.

The Fund may invest in specific types of municipal obligations, including tax-exempt zero-coupon securities, auction rate securities, floating- and variable-rate bonds and tender option bonds. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The TOB trust would sell the floater and the Fund would retain the inverse floater.

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in investment grade fixed income securities that qualify as tax-exempt municipal obligations. Tax-exempt municipal obligations include municipal obligations that pay interest that is free from U.S. federal income tax (but may be subject to the federal alternative minimum tax (“AMT”)). These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. For purposes of the Fund’s 80% policy, the Fund may, but is not required to, sell a security whose rating falls below investment grade.

Under normal market circumstances, the Fund will maintain an investment portfolio with a weighted average effective duration of two years or less. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates (for example, if interest rates were to rise 1%, a bond or bond fund with a duration of two years would be expected to lose approximately 2% of its value). The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.

The Fund may invest in specific types of municipal obligations, including tax-exempt zero-coupon securities, auction rate securities, floating- and variable-rate bonds and tender option bonds. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The TOB trust would sell the floater and the Fund would retain the inverse floater.

The Fund may invest, without limitation, in municipal obligations whose interest income is a tax-preference item for purposes of the federal alternative minimum tax.

The Fund may invest in municipal obligations of any state, city, county or other governmental entity. The Fund currently anticipates that it will have significant exposure to Texas and New York municipal securities.

Additionally, up to 20% of the Fund’s net assets may be invested in fixed income securities that qualify as tax-exempt municipal obligations that are considered below investment grade (sometimes referred to as “junk bonds” or high yield securities). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), S&P Global Ratings (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the highest rating category received from an NRSRO.

In selecting securities for the Fund, the Adviser employs an opportunistic approach that takes advantage of changing market conditions. The Adviser’s process focuses on credit market, sector, security and yield curve analysis. The Adviser also examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings.

 The Fund may invest, without limitation, in municipal obligations whose interest income is a tax-preference item (i.e., income that may trigger the AMT) for purposes of the federal AMT.

The Fund may invest in municipal obligations of any state, city, county or other governmental entity. The Fund currently anticipates that it will have significant exposure to Pennsylvania, New York, Mississippi and Texas municipal securities.

Additionally, up to 20% of the Fund’s net assets may be invested in fixed income securities that qualify as tax-exempt municipal obligations that are considered below investment grade (sometimes referred to as “junk bonds” or high yield securities). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), S&P Global Ratings (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the highest rating category received from an NRSRO. In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. If an obligation’s credit rating is downgraded after the Fund’s investment, the Adviser monitors the situation to decide if the Fund needs to take any action such as selling the obligation.

As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types.

A security may be sold to take advantage of more favorable opportunities.

In managing the Fund, the Adviser employs a process that combines sector allocation, fundamental research and duration management. In determining sector allocation, the Adviser analyzes the prevailing financial and investment characteristics of a broad range of sectors in which the Fund may invest and seeks to enhance performance and manage risk by underweighting or overweighting particular sectors. Based on fundamental research regarding securities, including fixed income research, credit analyses and use of sophisticated analytical systems, the Adviser makes decisions to purchase and sell securities for the Fund. The Adviser also examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types. The Adviser also considers economic factors to develop strategic forecasts as to the direction of interest rates which are then used to establish the Fund’s target duration, a common measurement of a security’s sensitivity to interest rate movements. For obligations owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Adviser closely monitors the Fund’s portfolio and makes adjustments as necessary. The overall objective of the Adviser is to add value through the selection of securities that the Adviser believes are trading at a price below what we consider the securities to be worth.

The Fund’s investment strategies may result in a portfolio turnover rate in excess of 100% on an annual basis.

Are there any differences in the principal risks between the Acquired Funds and Acquiring Funds?

Yes. Each Acquiring Fund is subject to certain risks unique to operating as an ETF. In particular, the Acquiring Funds are subject to the risk that their shares will trade at market prices that are above (premium to) or below (discount to) the Acquiring Fund’s NAV. The Acquiring Funds are also subject to the risk that “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a larger premium or discount to the Acquiring Fund’s NAV and possibly result in trading halts and/or delisting. Following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of an Acquired Fund. Additionally, because the Acquiring Funds may effect their creations and redemptions in cash or partially in cash, they may be less tax-efficient than other ETFs that are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.

Additionally, the principal risks of investing in abrdn Ultra Short Municipal Income Active ETF differ slightly from the principal risks of investing in abrdn Intermediate Municipal Income Fund because abrdn Ultra Short Municipal Income Active ETF will maintain an investment portfolio with a weighted average effective duration of two years or less, while abrdn Intermediate Municipal Income Fund maintains an investment portfolio with a weighted average effective duration of 4–7 years.

For additional discussion of these and other risk factors, please see “Comparison of Principal Risk Factors”.

How do the Funds’ management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of the Acquired Funds and the Acquiring Funds:

Management of the Funds

Investment Adviser

abrdn Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

abrdn Inc. is a wholly-owned subsidiary of abrdn Holdings Limited, which has its registered offices at 1 George Street, Edinburgh, United Kingdom, EH2 2LL. abrdn Holdings Limited is a wholly-owned subsidiary of Aberdeen Group plc (“Aberdeen”), which has registered offices at 1 George Street, Edinburgh, United Kingdom EH2 2LL. Aberdeen Group plc, combined with its subsidiaries and affiliates, manages approximately $464 billion in assets as of March 31, 2025. Aberdeen provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser, and Sub-adviser described below, may use the resources of investment adviser subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen Group plc affiliates, including the Funds, as associated persons of the Adviser or Sub-adviser. No remuneration is paid by the Funds with regards to the MOU.

Sub-Adviser

abrdn Investments Limited (“aIL”) serves as Sub-adviser to abrdn International Small Cap Fund and abrdn International Small Cap Active ETF. aIL’s registered office is located at 1 George Street, Edinburgh, United Kingdom, EH2 2LL. aIL is responsible for the day-to-day management of abrdn International Small Cap Fund and abrdn International Small Cap Active ETF. To the extent that aIL does not have management over a specific portion of a Fund’s assets, aIL will assist the Adviser with oversight for the Fund. When a portfolio management team from aIL is allocated a specific portion of a Fund’s assets to manage, it will receive a fee from the Adviser for its investment management services. aIL is an affiliate of the Adviser and wholly owned by Aberdeen Group plc.

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser without shareholder approval. If a new unaffiliated sub-adviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The multi-manager structure is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective sub-advisers for the Fund and thereafter monitoring the performance of the sub-adviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the sub-adviser. The Adviser has responsibility for communicating performance expectations and evaluations to the sub-adviser and ultimately recommending to the Trust’s Board of Trustees whether the sub-adviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of sub-advisers. The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that the sub-adviser or the Funds will obtain favorable results at any given time. The Adviser does not currently rely on the manager of managers order with respect to its management of the Funds.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements for the Acquired Funds is available in the Funds’ Form N-CSR for the period ended October 31, 2024.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory and sub-advisory (as applicable) agreements for each Acquiring Fund will be included in each Acquiring Fund's Form N-CSR, when available.

Portfolio Management

The Adviser and Sub-adviser (for abrdn International Small Cap Fund and abrdn International Small Cap Active ETF) generally use a team-based approach for the management of each Fund. Information about the Aberdeen team members jointly and primarily responsible for the day-to-day management of each Fund is included below.

Kirsty Desson is Portfolio Manager of abrdn International Small Cap Fund, which she has managed since 2023. Kirsty is a Senior Investment Director at Aberdeen. She manages the global small cap strategies and leads discussions on global small-cap stock selection. Kirsty also has analyst responsibility for Asia including Japan small and mid cap companies. Kirsty joined the company in September 2012 after a break from the industry. Prior to that, she started her career as a graduate at Martin Currie in October 2000. Following a stint in US equities, she moved to Asia and Emerging Markets as Investment Manager. Kirsty graduated with a MA (Hons) in French from the University of St Andrews and holds the IMC.

Liam Patel is Portfolio Manager of abrdn International Small Cap Fund, which he has managed since 2023. Liam is an Investment Director at Aberdeen. He manages the International Small Cap strategies and provides research on Asia ex Japan, Emerging Market Small and Mid-Caps. Liam joined the company in November 2020 from Kingfisher plc where he worked in corporate investor relations. Liam has 4 years industry experience gained as an Emerging Market Equity Analyst at British Airways Pension Fund where he focused on stock selection in Latin American, Central Europe, Middle East and Africa regions. Liam has a Master’s (MEng) and Bachelor’s (BEng) in Chemical Engineering, IMC and CFA UK Certificate in ESG Investing.

Miguel Laranjeiro is Portfolio Manager of abrdn Intermediate Municipal Income Fund, which he has managed since 2018. Miguel is an Investment Director within the Municipals team at Aberdeen where he is responsible for asset allocation and investment management decisions for the municipal suite of products, which includes infrastructure debt as well as both investment grade and below investment grade debt investments. Miguel’s experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal mutual funds, which were acquired by Aberdeen. Previously, Miguel worked for Thomson Reuters as a an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors. Miguel graduated with a BS in Economics from State University of New York.

Jonathan Mondillo is Portfolio Manager of abrdn Intermediate Municipal Income Fund, which he has managed since 2018. Jonathan is Global Head of Fixed Income at Aberdeen. He is responsible for overseeing all public and private markets fixed income teams globally, which include DM Credit, EMD, Liquidity & Rates, and Private Credit. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by Aberdeen. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University.

The portfolio management team of each Acquiring Fund is the same as that of its corresponding Acquired Fund, except Awais Khan, Head of ETF Portfolio Management and Capital Markets, is being added as an additional team member for each Acquiring Fund.

Awais Khan, CFA, is Portfolio Manager of abrdn International Small Cap Active ETF and abrdn Ultra Short Municipal Income Active ETF. Awais Khan, CFA, is the Head of ETF Portfolio Management and Capital Markets at Aberdeen and is responsible for looking after portfolio management, trading, and capital management aspects of our ETF capabilities. Awais joined the company in July 2024 from Vanguard, where he spent over 12 years of his 14+ year career in the equity portfolio management team. At the time of his departure, he managed a dozen Vanguard equity funds and ETFs with $274 billion in assets. Awais graduated with a BS and BSBA in Economics and International Business from the University of North Carolina at Charlotte. Awais is a CFA charterholder and is a member of the CFA Institute and CFA Society of Philadelphia.

For information about the compensation of, any other accounts managed by, and any fund shares held by a Fund’s portfolio manager(s), please refer to the “Appendix A- Portfolio Managers” section of the Acquired Funds’ Statement of Additional Information, which is incorporated herein by reference and the “Appendix A- Portfolio Managers” section of the Acquiring Funds’ Statements of Additional Information, which are incorporated herein by reference.

Management Fees

Each Acquired Fund and Acquiring Fund pays the Adviser a management fee based on its average daily net assets. With respect to abrdn International Small Cap Fund and abrdn International Small Cap Active ETF, the Adviser pays the Sub-adviser from the management fee it receives. The fee structures for each Acquired Fund and its corresponding Acquiring Fund are identical apart from the fact that the management fees of the Acquired Fund are subject to breakpoints, as shown below, whereas the management fees of the Acquiring Fund are not subject to breakpoints. Because the Acquiring Fund’s management fee rate is set below the rate for the Acquired Fund’s lowest breakpoint tier, the effective management fee rate for the Acquiring Fund will be lower than that for the Acquired Fund at all asset levels.

The annual investment advisory fee for each Fund, as a percentage of the Fund’s average daily net assets, is as follows:

Fund	Advisory Fee
abrdn International Small Cap Fund	On assets up to $100 million: 0.85% On assets of $100 million and more: 0.75%
abrdn International Small Cap Active ETF	On all assets: 0.70%

Fund	Advisory Fee
abrdn Intermediate Municipal Income Fund	On assets up to $250 million: 0.425% On assets of $250 million up to $1 billion: 0.375% On assets of $1 billion and more: 0.355%
abrdn Ultra Short Municipal Income Active ETF	On all assets: 0.30%

For more information about Fund management for the Acquired Funds, please refer to the “Fund Management” section of the Acquired Funds’ Prospectus and the “Investment Advisory and Other Services” section of the Acquired Funds’ Statement of Additional Information, each of which is incorporated herein by reference. For more information about Fund management for the Acquiring Funds, please refer to the “Fund Management” section of the abrdn International Small Cap Active ETF Prospectus and the abrdn Ultra Short Municipal Income Active ETF Prospectus and the “Investment Advisory and Other Services” section of the abrdn International Small Cap Active ETF Statement of Additional Information and the abrdn Ultra Short Municipal Income Active ETF Statement of Additional Information, each of which is incorporated herein by reference.

Expense Arrangements

With respect to the Acquired Funds, abrdn Funds and abrdn Inc. have entered into a written contract limiting operating expenses to 0.99% for all classes of abrdn International Small Cap Fund and to 0.50% for all classes of abrdn Intermediate Municipal Income Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative service fees, transfer agent out-of-pocket expenses for Class A shares, and Class R shares, as applicable, and extraordinary expenses. abrdn Funds is authorized to reimburse abrdn Inc. for management fees previously limited and/or for expenses previously paid by abrdn Inc., provided, however, that any reimbursements must be paid at a date not more than three years after the date when abrdn Inc. limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by abrdn Inc.

With respect to the Acquiring Funds, abrdn Funds and abrdn Inc. have entered into a written contract limiting operating expenses to 0.70% and 0.25% for abrdn International Cap Active ETF and abrdn Ultra Short Municipal Income Active ETF, respectively. This contractual limitation may not be terminated before February 28, 2028 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any. abrdn Funds is authorized to reimburse abrdn Inc. for management fees previously limited and/or for expenses previously paid by abrdn Inc., provided, however, that any reimbursements must be paid at a date not more than three years after the date when abrdn Inc. limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by abrdn Inc.

These expense arrangements will renew for one-year terms provided that such continuance is specifically approved by a majority of Independent Trustees. In order to terminate the expense arrangements, abrdn Inc. must provide written notice to the Trust at least 30 days prior to the end of the then current term. If these arrangements cease to continue, expenses could increase above the expense limits.

Following the Reorganizations, abrdn Inc. may recoup from an Acquiring Fund any expenses previously waived and/or reimbursed for the corresponding Acquired Fund subject to the conditions discussed above.

For more information about the Funds’ fees and operating expenses, please refer to the Acquired Funds’ Prospectus, which is incorporated herein by reference, and to the abrdn International Small Cap Active ETF Prospectus and the abrdn Ultra Short Municipal Income Active ETF Prospectus, which are incorporated herein by reference.

Distribution of Fund Shares

The principal business address of Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”), each Acquired Fund’s principal underwriter, is 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Funds’ Adviser. ALPS Distributors, Inc. serves as Distributor for the Acquiring Funds, and its principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Each Acquired Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”) with respect to Class A, Class C and Class R shares (as applicable), which permits Class A, Class C and Class R shares of the Funds (as applicable) to compensate the Distributor or any other entity approved by the Board for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class shares pay no 12b-1 fees.

The Acquiring Funds have not adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.

For more information about Fund distribution with respect to the Acquiring Funds, please refer to the “Fund Distribution” section of Appendix A to this Information Statement. For more information about Fund distribution with respect to the Acquired Funds, please refer to the “Investing with abrdn Funds – Distribution and Service Fees” section of the Acquired Funds’ Prospectus and to the “Additional Information on Purchases and Sales” section of the Acquired Funds’ Statement of Additional Information, each of which is incorporated herein by reference.

How do the Funds’ fees and operating expenses compare, and what are each Acquiring Fund’s fees and operating expenses estimated to be following each Reorganization?

The following tables allow you to compare the total fees and expenses and net fees and expenses of each Acquired Fund and to analyze the pro forma estimated total fees and expenses and net fees and expenses of each corresponding Acquiring Fund.

Annual Fund Operating Expenses

The following tables show the fees and expenses of the Acquired Funds for the six months ended April 30, 2025, and the pro forma estimated fees and expenses of each Acquiring Fund based on the same time period after giving effect to each Reorganization. The pro forma estimated fees and expenses after giving effect to each Reorganization assume a certain amount of asset attrition due to the inability of the Acquired Funds’ retirement plan shareholders to hold shares of an ETF. Annual fund or class operating expenses are paid by each Fund or class, as applicable. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of a Fund.

As shown below, each Reorganization is expected to result in lower total annual fund operating expenses, both before and after fee waivers and expense reimbursements, for shareholders of the applicable Acquired Fund.

To facilitate the Reorganization, effective on or about July 18, 2025, all share classes of each Acquired Fund were consolidated into the Institutional Class in advance of each Reorganization. The table below shows shareholder fees of each class of the Fund that existed prior to the share class consolidation in order to give shareholders an indication of how their historical fees will change upon conversion of the Fund to an ETF.

abrdn International Small Cap Reorganization

Shareholder Fees (fees paid directly from your investment)

	Acquired Fund – abrdn International Small Cap Fund						Pro Forma – Acquiring Fund – abrdn International Small Cap Active ETF
	Class A		Class C		Class R	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	None

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund – abrdn International Small Cap Fund								Pro Forma – Acquiring Fund – abrdn International Small Cap Active ETF
	Class A		Class C		Class R		Institutional Class Shares
Management Fee	0.82%		0.82%		0.82%		0.82%		0.70%
Distribution and/or Service (12b-1) fees	0.25%		1.00%		0.50%		None		None
Other expenses	0.52%		0.56%		0.60%		0.51%		0.31	%(4)
Acquired Fund Fees and Expenses	0.00%		0.00%		0.00%		0.00%		0.04	%(4)
Total annual fund operating expenses	1.59%		2.38%		1.92%		1.33%		1.05%
Less: Amount of Fee Limitations/Expense Reimbursements	0.25	%(5)	0.39	%(5)	0.25	%(5)	0.34	%(5)	0.35	%(6)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.34%		1.99%		1.67%		0.99%		0.70%

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2) If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3) Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Acquired Fund to offset small account expenses. Under some circumstances, the Acquired Fund may waive the quarterly fee. See the Acquired Fund’s Statement of Additional Information, which is incorporated by reference herein, for information about the circumstances under which this fee will not be assessed.

(4) Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

(5) The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.99% for all classes of the Acquired Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Class R shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser. Following the Reorganizations, abrdn Inc. may recoup from the Acquiring Fund any expenses previously waived and/or reimbursed for the Acquired Fund subject to the conditions discussed above.

(6) The Trust and the Adviser have entered into a written contract limiting total annual fund operating expenses of the Acquiring Fund to 0.70%, except for certain expenses as described below. This contractual limitation may not be terminated before February 28, 2028 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Acquiring Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of an Acquiring Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Acquiring Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

abrdn Municipal Reorganization

Shareholder Fees (fees paid directly from your investment)

	Acquired Fund – abrdn Intermediate Municipal Income Fund			Pro Forma – Acquiring Fund – abrdn Ultra Short Municipal Income Active ETF
	Class A Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.50%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75	%(1)	None	None
Small Account Fee(2)	$20		$20	None

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

	Acquired Fund – abrdn Intermediate Municipal Income Fund				Pro Forma – Acquiring Fund – abrdn Ultra Short Municipal Income Active ETF
	Class A Shares		Institutional Class Shares
Management Fee	0.43%		0.43%		0.30%
Distribution and/or Service (12b-1) fees	0.25%		None		None
Other expenses	0.55%		0.51%		0.52%
Acquired Fund Fees and Expenses	0.00%		0.00%		0.00	%(3)
Total annual fund operating expenses	1.23%		0.94%		0.82%
Less: Amount of Fee Limitations/Expense Reimbursements	0.44	%(4)	0.44	%(4)	0.57	%(5)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.79%		0.50%		0.25%

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2) Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Acquired Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Acquired Fund’s Statement of Additional Information, which is incorporated by reference herein, for information about the circumstances under which this fee will not be assessed.

(3) Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

(4) The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for all classes of the Acquired Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser. Following the Reorganizations, abrdn Inc. may recoup from the Acquiring Fund any expenses previously waived and/or reimbursed for the Acquired Fund subject to the conditions discussed above.

(5) The Trust and the Adviser have entered into a written contract limiting total annual fund operating expenses of the Acquiring Fund to 0.25%, except for certain expenses as described below. This contractual limitation may not be terminated before February 28, 2028 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Acquiring Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of an Acquiring Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles) ; and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Acquiring Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Examples of Effect of Fund Expenses

These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods (except as noted). It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower based on these assumptions your costs would be:

	abrdn International Small Cap Fund					Pro Forma – Acquiring (abrdn International
abrdn International Small Cap Reorganization	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Class C Shares*	Small Cap Active ETF)
1 Year	$719	$327	$186	$123	$227	$72
3 Years	$1,040	$729	$594	$409	$729	$249
5 Years	$1,383	$1,258	$1,028	$717	$1,258	$496
10 Years	$2,348	$2,706	$2,236	$1,591	$2,706	$1,208

*You would pay these expenses on the same $10,000 investment if you did not sell your shares.

	abrdn Intermediate Municipal Income Fund		Pro Forma – Acquiring Fund (abrdn Ultra Short Municipal
abrdn Municipal Reorganization	Class A Shares	Institutional Class Shares	Income Active ETF)
1 Year	$678	$78	$26
3 Years	$928	$282	$121
5 Years	$1,198	$503	$317
10 Years	$1,965	$1,138	$883

Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, each Acquired Fund's portfolio turnover rate was as set forth in the following table:

Acquired Fund	Portfolio Turnover Rate as a Percentage of the Average Value of its Portfolio
abrdn International Small Cap Fund	32%
abrdn Intermediate Municipal Income Fund	71%

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information. Do the procedures for purchasing and redeeming shares of the Funds differ?

The Acquired Funds and Acquiring Funds have different procedures for purchasing, exchanging and redeeming shares, which are summarized below.

Acquiring Funds

Most investors will buy and sell shares in secondary market transactions through brokers. Shares of each Acquiring Fund will be listed for trading on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Most investors will bear customary brokerage commissions and charges when buying or selling shares. Shares trade under the trading symbols listed on the cover of this Prospectus.

Prior to trading in the secondary market, Shares of the Acquiring Fund are “created” at NAV by market makers, large investors and institutions only in block-size “Creation Units” or multiples thereof. Each “creator” is an AP that has entered into an AP agreement with the Acquiring Fund’s distributor.

A creation transaction, which is subject to acceptance by the distributor and the Acquiring Fund, generally takes place when an AP deposits into the Acquiring Fund a designated amount of cash and/or securities in exchange for a specified number of Creation Units (a “creation basket”). Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities held by the Acquiring Fund and/or cash (a “redemption basket”). Creation baskets and redemption baskets may differ, and the Trust reserves the right to accept “custom baskets.”

Except when aggregated in Creation Units, Shares are not redeemable by the Acquiring Fund. Only an AP may create or redeem Creation Units directly with the Acquiring Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form.

In the event of a system failure or other interruption, including disruptions at market makers or APs, orders to purchase or redeem Creation Units either may not be executed according to the Acquiring Fund’s instructions or may not be executed at all, or the Acquiring Fund may not be able to place or change orders.

To the extent the Acquiring Funds engage in in-kind transactions, the Acquiring Funds intend to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a participant in the Depository Trust Company (“DTC”) and has executed an agreement with the Acquiring Fund’s distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Acquiring Fund’s SAI.

Certain affiliates of the Acquiring Fund, Adviser and Sub-Adviser may purchase and resell Shares pursuant to this Prospectus. For more information about procedures for purchasing, redeeming and exchanging the Acquiring Funds’ shares, please refer to the “Investing with abrdn funds – Additional Information on Buying and Selling Shares” in the abrdn International Small Cap Active ETF Prospectus and abrdn Ultra Short Municipal Income Active ETF Prospectus.

Acquired Funds

An investor may purchase shares of an Acquired Fund directly from the Acquired Funds through the Distributor or through a financial intermediary. Each Acquired Fund offers multiple share classes.

For more information about the procedures for purchasing, redeeming and exchanging the Acquired Funds’ shares, please refer to the “Investing with abrdn Funds – Buying, Exchanging and Selling Shares” section of the Acquired Funds’ Prospectus, and to the “Additional Information on Purchases and Sales” section of the Acquired Funds’ Statement of Additional Information, each of which is incorporated herein by reference.

Do the Funds’ dividend and distribution policies differ?

The Acquired Funds and Acquiring Funds have identical dividend and distribution policies.

abrdn International Small Cap Fund and its Acquiring Fund expect to declare and distribute its net investment income, if any, to shareholders as dividends annually. Each of abrdn Intermediate Municipal Income Fund and its Acquiring Fund expects to distribute its net investment income, if any to shareholders as dividends monthly, but abrdn Intermediate Municipal Income Fund expects to declare daily, and its Acquiring Fund expects to declare monthly.

For more information about the Acquiring Funds’ dividend and distribution policies, please refer to the “Dividends and Distributions” section of the abrdn International Small Cap Active ETF Prospectus and abrdn Ultra Short Municipal Income Active ETF Prospectus and to the “Additional General Tax Information for the Fund” section of the abrdn International Small Cap Active ETF Statement of Additional Information and the abrdn Ultra Short Municipal Income Active ETF Statement of Additional Information, each of which is incorporated herein by reference. For more information about the Acquired Funds’ dividend and distribution policies, please refer to the “Distributions and Taxes – Income and Capital Gain Distributions” section of the Acquired Funds’ Prospectus and to the “Additional General Tax Information for all Funds” section of the Acquired Funds’ Statement of Additional Information, each of which is incorporated herein by reference.

On or before the Closing Date, each Acquired Fund may declare additional dividends or other distributions of its net income and/or net realized capital gains, if any.

Will there be any significant portfolio transitioning in connection with the Reorganization?

abrdn Inc. currently anticipates that abrdn International Small Cap Fund will need to dispose of any securities that are not transferable. Based on abrdn International Small Cap Fund’s holdings as of July 21, 2025, approximately 5.3% of the Fund’s holdings will be sold before the closing of the Reorganization.

The sales of portfolio holdings by abrdn International Small Cap Fund will result in a net capital gain or loss depending on the securities sold. As of July 22, 2025, abrdn International Small Cap Fund had $66,388,743 available in capital loss carryforwards and $26,975,088 in realized gain in fiscal year to date. Given the capital loss carryforwards, current realized gains and anticipated gains generated from the sales of non-transferable securities, it is not anticipated that abrdn International Small Cap Fund would have any material capital gains to distribute prior to the Reorganization. This portfolio transition may result in abrdn International Small Cap Fund holding larger amounts of uninvested cash than is customary leading up to the Closing Date, and there may be times when the abrdn International Small Cap Fund is not fully invested in accordance with its investment objectives and strategies during this transition period, which may cause the Fund to forgo appreciation in value of portfolio investments, if any. This may impact abrdn International Small Cap Fund’s performance. As of July 21, 2025, the expected trading expenses to sell non-transferable portfolio holdings would be approximately $21,263 for abrdn International Small Cap Fund (or 0.02% of abrdn International Small Cap Fund’s NAV as of July 21, 2025) or $0.006 per share of abrdn International Small Cap Fund. If abrdn International Small Cap Fund has holdings in any countries that impose an additional foreign transfer tax on the transfer of securities to the Acquiring Fund, these taxes will be assessed in addition to the transaction costs disclosed above and would be borne by Acquiring Fund following the Reorganization. The foregoing estimates are subject to change depending on market circumstances at the time any sales are made.

abrdn Inc. currently anticipates that abrdn Intermediate Municipal Income Fund will need to dispose of any securities that will not be held due to the principal investment strategies of the Acquiring Fund. Based on abrdn Intermediate Municipal Income Fund's holdings as of July 21, 2025, approximately 100% of the Fund’s holdings will be sold after the closing of the Reorganization.

The sales of portfolio holdings by abrdn Intermediate Municipal Income Fund will result in a net capital gain or loss depending on the securities sold. As of July 22, 2025, abrdn International Small Cap Fund had $1,784,533 available in capital loss carryforwards and $527,825 in realized losses fiscal year to date. Given the capital loss carryforwards, current realized losses and that sales of securities that will not be held due to the principal investment strategies of the Acquiring Fund will occur after the Reorganization, it is not anticipated that abrdn Intermediate Municipal Income Fund would have any capital gains to distribute prior to the Reorganization. As of July 21, 2025, the expected trading expenses to sell portfolio holdings that will not be held due to the principal investment strategies of the Acquiring Fund would be approximately $27,838 for abrdn Intermediate Municipal Income Fund (or 0.07% of abrdn Intermediate Municipal Income Fund’s NAV as of July 21, 2025) or $0.02 per share of abrdn Intermediate Municipal Income Fund. The foregoing estimates are subject to change depending on market circumstances at the time any sales are made.

To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the Acquired Funds with respect to the portfolio transitioning conducted before the Reorganizations and borne by the Acquiring Funds with respect to the portfolio transitioning conducted after the Reorganizations. If abrdn International Small Cap Fund has holdings in any countries that impose an additional foreign transfer tax on the transfer of securities to the Acquiring Fund, these taxes will be assessed in addition to the transaction costs disclosed above and would be borne by the Acquiring Fund post-Reorganization.

The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of abrdn International Small Cap Fund and the Acquiring Fund. See “Is the Reorganization considered a taxable event for federal income tax purposes?” above and the section entitled “The Reorganization – Federal Income Tax Considerations.”

Who bears the expenses associated with the Reorganization?

abrdn Inc. will bear the cost of each Reorganization. The Funds do not currently anticipate any portfolio turnover due to the Reorganizations; however, to the extent that any securities are unable to be transferred by an Acquired Fund to the Acquiring Fund, shareholders of the Acquired Fund will bear the transaction costs associated with any such portfolio sales and shareholders of the Acquiring Fund will bear the costs of any security purchases required after the Reorganization.

For more information, please refer to the section entitled “Additional Information about the Funds – Expenses.”

Comparison of Principal Risk Factors

The following is a summary of the principal risks associated with an investment in the Funds. Because abrdn International Small Cap Fund has identical investment objectives and principal investment strategies as its corresponding Acquiring Fund, as described above, abrdn International Small Cap fund and its corresponding Acquiring Fund are subject to substantially similar investment risks. The principal risks of investing in abrdn Intermediate Municipal Income Fund differ slightly from the principal risks of investing in abrdn Ultra Short Municipal Income Active ETF because abrdn Ultra Short Municipal Income Active ETF will maintain an investment portfolio with a weighted average effective duration of two years or less, while abrdn Intermediate Municipal Income Fund maintains an investment portfolio with a weighted average effective duration of 4–7 years. The Acquiring Funds are also subject to additional ETF-related risks.

Risks associated with an investment in the Funds

The table below and the paragraphs that follow provide more information about the principal investments and techniques that each Acquired Fund and Acquiring Fund may use and the related risks. A check mark (“✔”) indicates a principal risk to which a Fund is subject. Because abrdn International Small Cap Fund has identical investment objectives and principal investment strategies as its corresponding Acquiring Fund, as described above, abrdn International Small Cap fund and its corresponding Acquiring Fund are subject to substantially similar investment risks. Because abrdn Intermediate Municipal Income Fund and its corresponding Acquiring Fund have different investment objectives and principal investment strategies, as described above, abrdn Intermediate Municipal Income Fund and its corresponding Acquiring Fund have slightly different investment risks. The Acquiring Funds are also subject to additional ETF-related risks.

The absence of a check mark for a Fund with respect to a particular risk does not indicate that such Fund is not exposed to such risk at all, but only that it is not a principal risk. The Statement of Additional Information for the Acquired Funds, which is incorporated by reference herein, and the abrdn International Small Cap Active ETF Statement of Additional Information and the abrdn Ultra Short Municipal Income Active ETF Statement of Additional Information, which are incorporated by reference herein, contain information about additional investments in which each Fund may invest that are non-principal investments and additional risks to which each Fund may be subject. The order of the below investments, investment techniques and risks does not indicate their significance.

References to the Sub-adviser are only applicable to abrdn International Small Cap Fund and abrdn International Small Cap Active ETF.

	International Small Cap Fund	Intermediate Municipal Income Fund	International Small Cap Active ETF	Ultra Short Municipal Income Active ETF
Active Management Risk	✔	✔	✔	✔
Authorized Participants Risk			✔	✔
Auction Rate Securities Risk		✔		✔
Cash Transactions Risk			✔	✔
Cybersecurity Risk	✔	✔	✔	✔
Depositary Receipts Risk			✔
Emerging Markets Risk	✔		✔
Equity Securities Risk	✔		✔
ESG Integration Risk	✔	✔	✔	✔
Exchange-Traded Fund Risk	✔		✔
Fixed Income Securities Risk		✔		✔
High-Yield Bonds and Other Lower Rate Securities Risk		✔		✔
Foreign Currency Exposure Risk	✔		✔
Foreign Securities Risk	✔		✔
Illiquid Securities Risk		✔
Impact of Large Redemptions and Purchase of Fund Shares		✔
Interest Rate Risk		✔		✔
Investment-Grade Debt Securities		✔		✔
Issuer Risk	✔		✔
Liquidity Risk			✔	✔
Market Risk	✔	✔	✔	✔
Market Trading Risk			✔	✔
Mid-Cap Securities Risk	✔		✔
Municipal Securities Risk		✔		✔
Portfolio Turnover Risk				✔
Preferred Shares Risk			✔
Sector Risk	✔		✔
Small-Cap Securities Risk	✔		✔
Temporary Defensive Positions/Temporary Investments	✔	✔	✔	✔
Tender Options Bonds Risk		✔		✔
Trading Risk			✔	✔
Valuation Risk	✔	✔	✔	✔
Variable and Floating Rate Securities Risk		✔		✔
Yield Risk				✔

Active Management Risk – Each Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or Sub-adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent a Fund from purchasing a security expected to appreciate in value.

Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk – The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Emerging market securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Emerging market countries may be dependent on the economies of certain key trading partners, and a reduction in spending on products and services or changes in those economies or their relationships with countries in those regions may cause an adverse impact on the regional economy. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets, as well as political uncertainty, corruption, military intervention, social unrest or natural disasters. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.

China Risk. In addition to the risks discussed above under “Emerging Markets Risk,” as well as the risks described below under “Foreign Securities Risk,” investing in China presents additional risks. Concentrating investments in China and Hong Kong may make a Fund significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.

The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In particular, the current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Recent developments in relations between the U.S. and China have raised concerns regarding trade restrictions between the two countries, which could negatively impact a Fund. It is currently impossible to predict whether further restrictions will be placed on trade between China and the U.S.

Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has, at times, experienced considerable volatility and has historically been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.

Variable Interest Entities. A Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as a Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies.

Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a Fund’s ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (PCAOB) or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available.

Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities (described below under “ – Direct China Securities”). For a more detailed analysis and explanation of the specific risks of investing in China, please see “Emerging Markets Securities – Investing in China” in the Statement of Additional Information relating to this Information Statement.

Stock Connect. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China (“PRC”).

In recent years, non-Chinese investors, including the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs.

China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). China A shares through the Stock Connect Programs are held by third party securities settlement systems in Hong Kong (Hong Kong Securities Clearing Company (“HKSCC”)) and the PRC (“ChinaClear”) where they are mixed with other investors’ assets and may be subject to lower safekeeping, segregation and record keeping requirements than investments held domestically. It is considered unlikely that ChinaClear will become insolvent but, if it does so, HKSCC is likely to seek to recover any outstanding China A shares from ChinaClear through available legal channels but it is not obligated to do so. If HKSCC does not enforce claims against ChinaClear these funds may not be able to recover their China A shares. China A shares traded through Stock Connect are uncertificated and are held in the name of HKSCC or its nominee. PRC law may not recognize the beneficial ownership of the China A shares by these funds and, in the event of a default of ChinaClear, it may not be possible for the China A shares held by these funds to be recovered.

Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Funds will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk and regulations that are relatively untested and subject to change. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Funds may not be able to acquire or dispose of China A Shares through Stock Connect in a timely manner, which could adversely affect the Funds’ performance.

India. Political, economic, social and other factors in India may adversely affect a Fund’s performance. An emerging market such as India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund’s portfolio.

Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.

There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to a Fund.

The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments. In addition, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.

A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by a Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a Fund’s investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations.

Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund’s ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a Fund to repatriate their income and capital.

Indian stock exchanges have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of a Fund’s shares of common stock and the price at which those shares trade.

There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions. Stockholders’ rights under Indian law may not be as extensive as those that exist under the laws of the United States. A Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable American company. A Fund may also have difficulty enforcing foreign judgments against Indian companies or their management.

Taiwan. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.

Equity Securities Risk – Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of a Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Equity securities may be subject to increased risk during periods of economic or market uncertainty or difficulty. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

ESG Integration Risk – To the extent the ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics may not be the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.

Exchange-Traded Fund Risk – To the extent that a Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Fixed Income Securities Risk – Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the SAI. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity.

High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high–yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Foreign Currency Exposure Risk – Funds that invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact a Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Not all Funds hedge currency risk. In addition, the Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund’s hedge. Certain Funds may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which a Fund’s holdings are denominated. Losses on such transactions may not be offset by gains from other Fund assets.

A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.

Foreign Securities Risk – The Funds use various criteria to determine to which country or countries the securities in which the Funds invest are economically tied. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by a Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

●	political and economic changes and/or instability, including adverse consequences stemming from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions;

●	the impact of currency exchange rate fluctuations;
●	reduced information about issuers;
●	higher transaction costs;
●	less stringent regulatory and accounting standards; and
●	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Emerging Markets Risk” above.

Illiquid Securities Risk – Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset.

A Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and conditions.

Securities that lack liquidity may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk – Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

●	corporate earnings;
●	production;
●	management;
●	sales; and
●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Municipal Securities Risk – Municipal securities are subject to various risks, including the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Additional risks include:

Municipal Bond Tax Risk – Investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable, and the Fund’s dividends with respect to that bond might be subject to federal income tax. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the net asset value of the Fund investing in municipal bonds could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of the Fund’s shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices without the sale significantly changing the market value of the bonds. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk – While the Fund does not invest more than 25% of their total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

General Obligation Bonds Risks – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its principal back from the investment.

Moral Obligation Bonds Risks – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, municipal notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

State-Specific Risk - A Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that a Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect the issuers in those states. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

Mississippi State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Mississippi municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Mississippi issuers to pay interest or repay principal.

New York State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in New York municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Pennsylvania State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Pennsylvania municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Pennsylvania issuers to pay interest or repay principal.

Texas State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Texas municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Texas issuers to pay interest or repay principal.

Sector Risk – To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As disclosed under “Principal Risks” in the Summary section for the applicable Fund, certain Funds have a significant portion of their assets invested in securities in, and are therefore subject to the risks of, the sectors described below.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk – In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.

Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating-rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating-rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment grade. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, it is also exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.

Valuation Risk – The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.

Variable and Floating Rate Securities Risk – A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective benchmark, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.

Additional risks associated with an investment in the Acquiring Funds

The Acquiring Funds are subject to the following additional principal risks, which are not principal risks associated with an investment the Acquired Funds:

Authorized Participants Risk – Only an authorized participant that has entered into an agreement with a Fund’s distributor (an “Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Funds have entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or for any reason be unable to create or redeem Shares and new APs not appointed in their place, Shares may trade at a discount to that Fund’s NAV and possibly face trading halts or delisting.

Cash Transactions Risk - Unlike certain ETFs, the abrdn International Small Cap Active ETF may effect its creations and redemptions in cash or partially in cash and the abrdn Ultra Short Municipal Income Active ETF may effect its creations and redemptions primarily in cash or partially in cash. As a result, an investment in a Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If a Fund effects all or a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause a Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. A Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Depositary Receipts Risk – The Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Liquidity Risk - A Fund may make investments that are, or may become, less liquid due to various factors, including general market conditions or conditions impacting the issuer of, or counterparty to, the investment. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be fewer trading opportunities available for the investments. Less liquid investments may have higher risks than more liquid investments. These risks may be magnified as interest rates rise or in other circumstances. If a Fund is forced to sell a less liquid investment to fund redemptions or to raise cash, it may be forced to sell the investment at a loss or for less than its fair value. Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained.

Market Trading Risk – As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, there may be times when the market price of the Shares is more than the NAV intra-day (premium to) or less than the NAV intra-day (discount to). This risk is heightened in times of market volatility or periods of steep market declines. The market price of a Fund’s shares on an exchange during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund’s shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Where all or a portion of underlying ETF securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF shares and the underlying value of those shares.

An ETF has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able and willing to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/ or delisting. Additionally, while Fund Shares are listed for trading on an exchange, there can be no assurance that active trading markets for Fund Shares will be maintained by market makers or Authorized Participants.

Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares.

Portfolio Turnover Risk – The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage and transaction costs for the Fund. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Preferred Shares Risk – Preferred shares in which the Fund may invest represent equity or ownership interests in issuers that pay dividends at a specified rate and have precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Temporary Defensive Positions – Generally, each Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

●	short-term U.S. Government securities;

●	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

●	prime quality commercial paper;

●	repurchase agreements covering any of the securities in which the Fund may invest directly; and

●	shares of money market funds.

The use of temporary defensive positions prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

In addition, pending investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act.

Trading Risk – Although Shares are listed for trading on Nasdaq (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Shares will trade with any volume, or at all, on any stock exchange.

Yield Risk – The amount of income received by the Fund on fixed income securities will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

For more information about the principal risks associated with an investment in the funds, please refer to the “Additional Information about Investments, Investment Techniques and Risks” sections of the Acquired Funds’ Prospectus and Acquiring Funds’ Prospectuses, each of which in incorporated herein by reference, and to the “Additional Information on Portfolio Instruments and Investment Policies” section of the Acquired Funds’ Statement of Additional Information and the Acquiring Funds’ Statements of Additional Information, each of which is incorporated herein by reference.

How do the Funds compare in terms of their performance?

Each Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore, will have no performance history prior to each Reorganization. Each Acquiring Fund has been organized solely in connection with each Reorganization to acquire all of the assets and liabilities of its corresponding Acquired Fund and continue the business of the Acquired Fund. Therefore, after each Reorganization, the Acquiring Fund will remain the “accounting survivor.” This means that each Acquiring Fund will continue to show the historical investment performance and returns of the corresponding Acquired Fund (even after liquidation of each Acquired Fund).

The historical performance of each Acquired Fund, as it is to be adopted by its corresponding Acquiring Fund, is included in the Acquired Funds’ Prospectus, which is incorporated herein by reference.

The Transactions

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION BETWEEN THE ACQUIRED FUNDS AND ACQUIRING FUNDS.

Agreement and Plan of Reorganization and Liquidation

The terms and conditions under which each Reorganization may be consummated are set forth in each Agreement. Significant provisions of each Agreement are summarized below; however, this summary is qualified in its entirety by reference to each Agreement, a copy of which is attached as Exhibit 1 to this Information Statement.

Each Agreement contemplates (a) the transfer of assets of the Acquired Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred pursuant to the Agreement, less (a) the value of the liabilities of the Acquired Fund; (b) the value of cash to be distributed to applicable Acquired Fund shareholders in lieu of fractional Acquiring Fund shares; and (c) the value of cash to be distributed to Acquired Fund shareholders who do not hold Acquired Fund shares through a brokerage account that can accept Acquiring Fund shares and for which no account has been established to receive such shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund shares and in lieu thereof shall not receive a distribution of cash, equal to the net asset value of their Acquired Fund shares; and (b) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided for in the Agreement.

The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquired Fund’s then-current Prospectus or Statement of Additional Information.

As soon on or after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will take such actions necessary to complete the liquidation of the Acquired Fund in accordance with abrdn Funds’ Second Amended and Restated Agreement and Declaration of Trust. To complete the liquidation, the Acquired Fund will: (i) distribute pro rata to the Acquired Fund's shareholders of record (except for Cash-Out Shareholders) determined as of the close of business on the Closing Date, the Acquiring Fund shares it receives; (ii) distribute cash as discussed above; and (iii) completely liquidate.

The costs associated with the Reorganizations, including the preparation of filings with the SEC, mailing costs to Acquired Fund shareholders, and legal costs associated with any necessary documentation to effect the Reorganizations would be paid by abrdn and are estimated to be approximately $325,000. These costs exclude transactions costs associated with the sale and purchase of portfolio securities in connection with the Reorganizations, if any, which will be borne by shareholders of the Funds.

The consummation of each Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner.

Reasons for the Reorganization

Background

abrdn Inc., the investment adviser to both the Acquired Funds and the Acquiring Funds, proposed each Reorganization because it believes that each Reorganization is in the best interests of the respective Acquired Funds. The Adviser believes that each Reorganization will lower the management fee and overall net expenses paid by shareholders and provide shareholders with additional trading flexibility, increased portfolio holdings transparency and, with respect to the abrdn International Small Cap Active ETF, enhanced tax efficiency. In addition, the Adviser believes that reorganizing the abrdn Intermediate Municipal Income Fund into the abrdn Ultra Short Municipal Income Active ETF, which will feature an ultra short municipal bond strategy, will provide shareholders an opportunity to access a strategy with good historical performance in an exchange-traded product.

Board Consideration of the Reorganization

At a meeting held on June 11, 2025, all the Trustees of abrdn Funds, including the Independent Trustees, considered and approved the Reorganizations and the Agreements. For the reasons more fully described below, the Board determined that each Reorganization was in the best interests of the Acquired Fund and their shareholders, and that the interests of existing shareholders of the Acquired Funds will not be diluted as a result of the Reorganizations. At the meeting and throughout the course of the Board’s considerations of these matters, the Independent Trustees were advised by an independent legal counsel that is experienced in 1940 Act matters.

In response to the Adviser’s decisions and recommendations, the Board of Trustees considered various alternatives, including the liquidation of the Acquired Funds and the continued operation of the Acquired Funds in their current form. The Board considered the fact that if the Acquired Fund were to liquidate, shareholders may realize additional capital gains or capital losses when the Acquired Fund distributes the proceeds of the liquidation, depending on their own individual tax situations. The Board considered that in light of these potential tax effects, certain of the Acquired Funds’ shareholders may prefer a tax-free reorganization of the Acquired Funds into another fund so as to defer any such potential tax effect. For this reason, among others, the Board determined that it would be in the best interests of shareholders of each Acquired Fund to provide maximum flexibility and to offer shareholders a choice of a tax-free reorganization as an alternative to a complete liquidation of the Acquired Funds.

In considering the Reorganization and the Agreements, the Trustees evaluated information provided by management of the Funds, including the Adviser’s recommendation with respect to the best interests of the Acquired Funds and their shareholders, and reviewed various factors about the Acquired Funds and the Acquiring Funds and the Reorganizations.

When evaluating each Reorganization and each Agreement, the Board considered the following factors, among others:

1)	the investment objectives, principal investment strategies, policies and risks of the Funds;

2)	the fees and expenses and the relative expense ratios of the Funds, including the terms of the expense limitation agreements and survival of the Adviser’s recoupment rights;

3)	that each Reorganization will lower the management fee and overall net expenses paid by shareholders and provide shareholders with additional trading flexibility, increased portfolio holdings transparency and, with respect to the abrdn International Small Cap Active ETF, enhanced tax efficiency;

4)	that reorganizing the abrdn Intermediate Municipal Income Fund into the abrdn Ultra Short Municipal Income Active ETF, which will feature an ultra short municipal bond strategy, will provide shareholders an opportunity to access a strategy with good historical performance in an exchange-traded product;

5)	the impact of the transaction on different types of shareholders;

6)	the potential for increased marketability of the Combined Funds as the Reorganization may enable Aberdeen’s distribution teams to access the increasing demand for active ETFs compared to mutual funds in certain distribution channels;

7)	the potential benefits of the Reorganization to shareholders of the Funds, including potential benefits associated with the ETF structure, including but not limited to potential trading flexibility, increased portfolio holdings transparency; and enhanced tax efficiency;

8)	the portfolio management of the funds;

9)	the potential benefits of the Reorganization to shareholders of the Funds, including potential benefits associated with the ETF structure;

10)	that if the Acquired Fund were to liquidate completely, certain shareholders may realize capital gains or capital losses that they may otherwise defer should they wish to remain shareholders of the Acquiring Fund following the Reorganization;

11)	that certain shareholders may benefit from having the option of a tax-free reorganization as an alternative to a complete liquidation and each Reorganization will be tax-free to shareholders, except for any cash issued in lieu of fractional ETF shares or with respect to shareholders not eligible to receive ETF shares;

12)	that in order to avoid a taxable liquidation of their investment, shareholders holding Acquired Fund shares in accounts that do not permit them to purchase ETFs will need, in advance of the Reorganization, to contact their broker or financial intermediary to transfer their shares to a brokerage account that permits investment in ETF shares;

13)	that Acquired Fund shareholders will be given significant advance notice of the Reorganization so that they may redeem or exchange their investment in advance of the Reorganization;

14)	the terms and conditions of the Reorganization;

15)	that the Adviser or its affiliates will bear costs arising in connection with the Reorganization including, but not limited to, printing costs, legal fees and costs of the Reorganization;

16)	that the Acquiring Fund will assume all of the assets and liabilities of the Acquired Fund;

17)	the costs to be incurred by each Fund as a result of the Reorganization; and

18)	alternatives available to Acquired Fund shareholders.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board of Trustees determined that it would be in the best interests of shareholders to conduct each Reorganization. The determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to the various conclusions. Consequently, the Board approved each Reorganization and each Agreement.

Each Agreement is subject to certain closing conditions and termination rights, including the Board’s right to terminate each Agreement if it determines that proceeding with either Reorganization is inadvisable for an Acquired Fund or an Acquiring Fund.

Description of the Securities to be Issued

Holders of each Acquired Fund will receive, respectively, shares of the corresponding Acquiring Fund. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and Acquired Fund shareholders may receive cash in connection with the Reorganization in lieu of fractional Acquiring Fund shares.

Each Acquiring Fund is a series of abrdn Funds. The Second Amended and Restated Agreement and Declaration of Trust of abrdn Funds permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue shares of a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Material Federal Income Tax Consequences

The following summary provides general information with regard to the federal income tax consequences to shareholders upon each Reorganization. This summary also discusses the effect of federal income tax provisions on each Acquired Fund resulting from its liquidation and dissolution. This summary is based on the tax laws and regulations in effect on the date of this Information Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Acquired Funds have not sought a ruling from the Internal Revenue Service with respect to the tax consequences described herein. Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, non-resident aliens, other foreign investors or shareholders who do not hold their mutual fund shares in a brokerage account that can hold shares of an ETF. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Reorganization or liquidation of an Acquired Fund, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders should consult their personal tax advisers concerning their particular tax situations and the impact thereon of each Reorganization and the liquidation of the Acquired Fund as discussed herein. Each Reorganization and the liquidation of an Acquired Fund may result in tax consequences that are unanticipated by shareholders.

With respect to each Reorganization, the exchange of the Acquired Fund’s assets for the Acquiring Fund’s shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to each Reorganization, the participating Funds will receive an opinion from Dechert LLP, counsel to the Funds, substantially to the effect that for U.S. federal income tax purposes and based upon certain facts, assumptions, and representations:

(i)	The transfer of the Acquired Fund’s assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities followed by the distribution by the Acquired Fund of Acquiring Fund shares and cash in lieu of fractional Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities;

(iii)	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities or upon the distribution of Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares;

(iv)	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of the Acquired Fund shares for Acquiring Fund shares (except with respect to cash received in lieu of fractional Acquiring Fund shares);

(v)	The aggregate tax basis for Acquiring Fund shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such shareholder of the Acquired Fund immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional Acquiring Fund shares for which cash is received);

(vi)	The holding period of Acquiring Fund shares to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

(vii)	The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor;

(viii)	The holding periods of the Acquired Fund’s assets in the hands of the Acquiring Fund will include the respective periods during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund’s asset); and

(ix)	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganizations on each Acquired Fund or Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes upon the transfer of such asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, and as to the shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund shares at the time of the Reorganization, or whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option.

With respect to each Reorganization, the tax year of the Acquired Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from securities sales or portfolio turnover prior to the Reorganization may be distributed by the Acquiring Fund after the Reorganization. If a Reorganization were to end the tax year of the Acquired Fund (which is not the intended or expected plan as of the date of this Information Statement), it would accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date. Such distributions will be taxable for taxable shareholders and would include any capital gains or income resulting from portfolio turnover prior to the Reorganization. If determined necessary, an Acquired Fund may declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with the Acquiring Fund, an Acquired Fund, if determined to be preferable, may declare a distribution to shareholders prior to the Reorganization.

Assuming each Reorganization qualifies as a tax-free reorganization, as expected, an Acquiring Fund will succeed to the tax attributes of the respective Acquired Fund upon the closing of the relevant Reorganization, including any capital loss carryovers that could have been used by the respective Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of an Acquired Fund will be available to offset future gains recognized by the respective combined fund. Capital losses of an Acquired Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of each Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquired Fund as a result of the Reorganization.

Thus, each Reorganization is not expected to result in any limitation on the use by an Acquiring Fund of the respective Acquired Fund’s capital loss carryovers, if any. However, the capital losses of an Acquiring Fund, as the successor in interest to the respective Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The table below shows each Fund’s approximate net assets, net realized gains/losses (including capital loss carryforwards) and net unrealized gains/losses as of July 22, 2025. The actual impact of each Reorganization on the Funds’ losses and on future capital gain distributions will depend on each Fund’s net assets, net realized gains/losses and net unrealized gains/losses at the time of the Reorganization, as well as the timing and amount of gains and losses realized by the Acquiring Fund following the Reorganization, and thus cannot be determined precisely at this time.

Tax Positions as of July 22, 2025

	Fiscal Year End	Net Assets	Net Realized Gains/ (Losses), including capital loss carryforwards	Net Unrealized Gains/ (Losses)
abrdn International Small Cap Fund	October 31	$119,360,437	$(39,413,616)	$26,975,088
abrdn Intermediate Municipal Income Fund	October 31	$39,013,317	$(2,000,061)	$(1,720,805)

Shareholders of an Acquired Fund should consult their tax advisers regarding the effect, if any, of a Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of a Reorganization.

Forms of Organization

Each Fund is a diversified series of abrdn Funds, a statutory trust organized under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and registered under the 1940 Act as an open-end management investment company. As of October 31, 2024, the Trust had authorized an unlimited number of shares of beneficial interest without par value. The Trust currently operates twenty-one (21) separate series, each with its own investment objective(s) and principal investment strategies. Because the Funds are series of the same Trust and are governed by the same Second Amended and Restated Agreement and Declaration of Trust, the rights of the security holders of the Acquired Fund under state law and the governing documents are expected to remain unchanged after the Reorganization.

For more information regarding shareholder rights, please refer to the “Additional Information” section of the Acquired Funds’ Statement of Additional Information, which is incorporated herein by reference.

Capitalization

The following table shows the capitalization of each Acquired Fund as of July 18, 2025 and on a pro forma combined basis (unaudited) as of that date giving effect to each Reorganization. Pro forma numbers do not reflect any potential liquidation of shareholders associated with a Reorganization or cash paid in lieu of fractional Acquiring Fund shares. The table below reflects each class of the Funds that existed prior to the share class consolidation.

There are certain differences between the valuation policies of each Acquired Fund and its corresponding Acquiring Fund with respect to the valuation of foreign securities. Of relevance to each Acquired Fund is, for purposes of determining a Fund’s NAV, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price or the official close price. Each Acquired Fund and the corresponding Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. Because the Acquired Fund’s valuation procedures will be used for purposes of the Reorganization, there will be no impact on the value of an Acquired Fund shareholder’s investment upon the Reorganization as a result of these differences. However, the impact on subsequent business days is uncertain and could be positive or negative depending on market conditions and could be material. There are no other material differences between the accounting and valuation policies of each Acquired Fund and its corresponding Acquiring Fund.

abrdn International Small Cap Reorganization

	Net Assets	Net Asset Value Per Share		Shares Outstanding
abrdn International Small Cap Fund - Class A	$59,539,109	$34.13		1,744,603
abrdn International Small Cap Fund - Class C	$213,636	$30.10		7,097
abrdn International Small Cap Fund - Class R	$617,666	$31.53		19,592
abrdn International Small Cap Fund - Institutional Class	$59,557,592	$34.67		1,717,759
abrdn International Small Cap Active ETF[a]	N/A	N/A		N/A
abrdn International Small Cap Active ETF (pro forma combined)	$99,540,242.17	$34.67	[b]	2,870,938

a  abrdn International Small Cap Active ETF is expected to commence operations on October 20, 2025.

b  abrdn International Small Cap Active ETF is expected to launch at approximately $34.67 net asset value per share.

c  Shares have been adjusted to reflect what will be issued post-Reorganization.

abrdn Municipal Reorganization

	Net Assets	Net Asset Value Per Share		Shares Outstanding
abrdn Intermediate Municipal Income Fund – Class A	$3,610,963	$8.46		426,888
abrdn Intermediate Municipal Income Fund – Institutional Class	$35,433,506	$8.47		4,185,300
abrdn Ultra Short Municipal Income Active ETF[a]	N/A	N/A		N/A
abrdn Ultra Short Municipal Income Active ETF (pro forma combined)	$27,135,906	$25.40	[b]	1,537,272	[c]

a  abrdn Ultra Short Municipal Income Active ETF is expected to commence operations on October 20, 2025.

b  abrdn Ultra Short Municipal Income Active ETF is expected to launch at approximately $25.40 net asset value per share, giving effect to a reverse stock split of the Acquired Fund, which has been approved by the Fund’s Board and is currently expected to occur on October 10, 2025. The ratio for the reverse stock split will be set on a future date.

c  Shares have been adjusted to reflect a reverse stock split of the Acquired Fund, currently expected to take place on October 10, 2025. The ratio for the reverse stock split will be set on a future date.

The tables above assume that each Reorganization occurred on July 18, 2025. The tables are for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the corresponding Acquired Fund on the date that a Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after that date.

Conclusion

Each Agreement and Plan of Reorganization and Liquidation was approved by the Board of Trustees of abrdn Funds at a meeting held on June 11, 2025. The Board of Trustees determined that each Reorganization is in the best interests of shareholders of the Acquired Funds and that the interests of existing shareholders of the Funds would not be diluted as a result of each Reorganization. In the event that each Reorganization does not occur, the Acquired Funds will continue to engage in business as funds of a registered investment company and the Board of Trustees of abrdn Funds may consider other proposals for the Reorganization or liquidation of the Funds.

Additional Information about the Funds

Each Acquiring Fund is new and has no performance history as of the date of this Information Statement. Each Acquiring Fund will adopt the financial history, including the financial highlights, of its corresponding Acquired Fund following the Reorganization.

Each Acquired Fund’s financial highlights for the fiscal year ended October 31, 2024 (audited), updated to include semi-annual data for the six-month period ended April 30, 2025 (unaudited), are shown in the tables below. Each Acquired Fund’s financial highlights should be read in conjunction with the financial statements audited by KPMG LLP contained in the Acquired Funds’ Annual Form N-CSR and the unaudited financial statements contained in the Acquired Funds’ Semi-Annual Form N-CSR, which are incorporated by reference into the Statement of Additional Information relating to this Information Statement.

Financial Highlights

abrdn International Small Cap Fund

		Investment Activities			Distributions
			Net
	Net		Realized					Net
	Asset	Net	and					Asset
	Value,	Investment	Unrealized	Total				Value,
	Beginning	Income	Gains	from	Net	Net		End
	of	(Loss)	(Losses) on	Investment	Investment	Realized	Total	of
	Period	(a)	Investments	Activities	Income	Gains	Distributions	Period
Class A Shares
Six-Month Period Ended April 30, 2025*	$30.52	$0.04	$1.22	$1.26	$(0.66)	$–	$(0.66)	$31.12
Year Ended October 31, 2024	23.46	0.13	7.10	7.23	(0.17)	–	(0.17)	30.52
Year Ended October 31, 2023	23.78	0.13	(0.05)	0.08	(0.40)	–	(0.40)	23.46
Year Ended October 31, 2022	42.73	0.28	(16.37)	(16.09)	–	(2.86)	(2.86)	23.78
Year Ended October 31, 2021	30.18	(0.20)	12.75	12.55	–	–	–	42.73
Year Ended October 31, 2020	28.11	(0.09)	3.63	3.54	(0.34)	(1.13)	(1.47)	30.18
Class C Shares
Six-Month Period Ended April 30, 2025*	26.87	(0.05)	1.08	1.03	(0.44)	–	(0.44)	27.46
Year Ended October 31, 2024	20.66	(0.05)	6.26	6.21	–	–	–	26.87
Year Ended October 31, 2023	20.94	(0.03)	(0.04)	(0.07)	(0.21)	–	(0.21)	20.66
Year Ended October 31, 2022	38.21	0.09	(14.50)	(14.41)	–	(2.86)	(2.86)	20.94
Year Ended October 31, 2021	27.16	(0.39)	11.44	11.05	–	–	–	38.21
Year Ended October 31, 2020	25.43	(0.25)	3.27	3.02	(0.16)	(1.13)	(1.29)	27.16
Class R Shares
Six-Month Period Ended April 30, 2025*	28.22	(0.01)	1.13	1.12	(0.58)	–	(0.58)	28.76
Year Ended October 31, 2024	21.71	0.05	6.57	6.62	(0.11)	–	(0.11)	28.22
Year Ended October 31, 2023	22.06	0.06	(0.04)	0.02	(0.37)	–	(0.37)	21.71
Year Ended October 31, 2022	39.97	0.21	(15.26)	(15.05)	–	(2.86)	(2.86)	22.06
Year Ended October 31, 2021	28.31	(0.28)	11.94	11.66	–	–	–	39.97
Year Ended October 31, 2020	26.46	(0.15)	3.40	3.25	(0.27)	(1.13)	(1.40)	28.31
Institutional Class Shares
Six-Month Period Ended April 30, 2025*	31.00	0.10	1.24	1.34	(0.74)	–	(0.74)	31.60
Year Ended October 31, 2024	23.81	0.23	7.20	7.43	(0.24)	–	(0.24)	31.00
Year Ended October 31, 2023	24.12	0.22	(0.05)	0.17	(0.48)	–	(0.48)	23.81
Year Ended October 31, 2022	43.15	0.44	(16.61)	(16.17)	–	(2.86)	(2.86)	24.12
Year Ended October 31, 2021	30.37	(0.06)	12.84	12.78	–	–	–	43.15
Year Ended October 31, 2020	28.25	0.01	3.65	3.66	(0.41)	(1.13)	(1.54)	30.37

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

					Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)
4.28%		$55,628	1.34	%(g)	1.59	%(g)	0.30%	7%
30.93%		56,342	1.34	%(g)	1.55	%(g)	0.46%	32%
0.21%		50,828	1.34	%(g)	1.49	%(g)	0.49%	36%
(40.18	)%(h)	58,262	1.35	%(g)	1.43	%(g)	0.91%	47%
41.58	%(h)	112,408	1.34	%(g)	1.42	%(g)	(0.54)%	43%
13.02%		90,560	1.40%		1.61%		(0.33)%	30%
3.91%		284	1.99	%(g)	2.38	%(g)	(0.37)%	7%
30.06%		311	1.99	%(g)	2.32	%(g)	(0.18)%	32%
(0.44)%		308	1.99	%(g)	2.32	%(g)	(0.14)%	36%
(40.56	)%(h)	349	1.99	%(g)	2.23	%(g)	0.35%	47%
40.68	%(h)	561	1.99	%(g)	2.18	%(g)	(1.15)%	43%
12.27%		554	2.05%		2.38%		(1.02)%	30%
4.10%		1,665	1.67	%(g)	1.92	%(g)	(0.04)%	7%
30.54%		1,686	1.63	%(g)	1.84	%(g)	0.19%	32%
(0.04)%		1,546	1.60	%(g)	1.75	%(g)	0.27%	36%
(40.36)%		1,913	1.64	%(g)	1.72	%(g)	0.76%	47%
41.19%		2,535	1.62	%(g)	1.70	%(g)	(0.80)%	43%
12.68%		1,649	1.69%		1.90%		(0.61)%	30%
4.48%		57,567	0.99	%(g)	1.33	%(g)	0.64%	7%
31.31%		65,229	0.99	%(g)	1.28	%(g)	0.80%	32%
0.57%		75,604	0.99	%(g)	1.24	%(g)	0.81%	36%
(39.96	)%(h)	117,960	0.99	%(g)	1.18	%(g)	1.44%	47%
42.08	%(h)	191,244	0.99	%(g)	1.15	%(g)	(0.15)%	43%
13.41%		46,330	1.04%		1.35%		0.03%	30%

abrdn Intermediate Municipal Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Month Period Ended April 30, 2025*	$8.92	$0.17	$(0.29)	$(0.12)	$(0.14)	$–	$(0.14)	$8.66
Year Ended October 31, 2024	8.29	0.32	0.63	0.95	(0.32)	–	(0.32)	8.92
Year Ended October 31, 2023	8.50	0.27	(0.21)	0.06	(0.27)	–	(0.27)	8.29
Year Ended October 31, 2022	9.83	0.24	(1.33)	(1.09)	(0.24)	–	(0.24)	8.50
Year Ended October 31, 2021	9.73	0.24	0.12	0.36	(0.24)	(0.02)	(0.26)	9.83
Year Ended October 31, 2020	9.92	0.26	(0.18)	0.08	(0.26)	(0.01)	(0.27)	9.73
Institutional Service Class Shares
Six-Month Period Ended April 30, 2025*	8.93	0.18	(0.29)	(0.11)	(0.15)	–	(0.15)	8.67
Year Ended October 31, 2024	8.29	0.35	0.63	0.98	(0.34)	–	(0.34)	8.93
Year Ended October 31, 2023	8.51	0.29	(0.21)	0.08	(0.30)	–	(0.30)	8.29
Year Ended October 31, 2022	9.84	0.27	(1.34)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Institutional Class Shares
Six-Month Period Ended April 30, 2025*	8.93	0.18	(0.29)	(0.11)	(0.15)	–	(0.15)	8.67
Year Ended October 31, 2024	8.29	0.35	0.64	0.99	(0.35)	–	(0.35)	8.93
Year Ended October 31, 2023	8.51	0.30	(0.22)	0.08	(0.30)	–	(0.30)	8.29
Year Ended October 31, 2022	9.84	0.26	(1.33)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74

*	Unaudited
(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as “–” are $0 or round to $0.

				Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)
(1.07)%	$3,660	0.79	%(g)	1.23	%(g)	3.80%	37%
11.53%	3,816	0.79	%(g)	1.20	%(g)	3.60%	71%
0.59%	4,024	0.80	%(g)	1.23	%(g)	3.07%	80%
(11.24)%	4,919	0.76	%(g)	1.13	%(g)	2.59%	21%
3.62%	6,028	0.76%		1.12%		2.38%	54%
0.83%	6,670	0.76	%(g)	1.09	%(g)	2.63%	56%
(0.93)%	12	0.50	%(g)	0.94	%(g)	4.08%	37%
11.96%	12	0.50	%(g)	0.91	%(g)	3.89%	71%
0.77%	18	0.51	%(g)	0.94	%(g)	3.36%	80%
(10.98)%	18	0.50	%(g)	0.87	%(g)	2.87%	21%
3.90%	20	0.50%		0.86%		2.64%	54%
1.09%	20	0.50	%(g)	0.83	%(g)	2.87%	56%
(0.93)%	38,433	0.50	%(g)	0.97	%(g)	4.09%	37%
11.98%	40,202	0.50	%(g)	0.95	%(g)	3.89%	71%
0.77%	38,647	0.51	%(g)	0.97	%(g)	3.38%	80%
(10.99)%	41,587	0.50	%(g)	0.88	%(g)	2.84%	21%
3.90%	54,707	0.50%		0.87%		2.64%	54%
1.10%	58,015	0.50	%(g)	0.84	%(g)	2.89%	56%

Expenses

The expenses in connection with preparing this Information Statement and its enclosures will be paid by abrdn Inc.

abrdn Inc. will reimburse brokerage firms and others for their reasonable expenses in forwarding material to the beneficial owners of shares.

A copy of the Funds’ annual report may be obtained upon request and without charge by writing to abrdn Funds c/o SS&C GIDS, Inc. at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231, or on the Funds’ website at https://www.abrdn.com/us/literature.

Share Ownership

As of July 18, 2025, shares of each class of each Acquired Fund issued and outstanding were as follows:

Number of Shares
abrdn International Small Cap Fund– Class A	1,744,603
abrdn International Small Cap Fund– Class C	7,097
abrdn International Small Cap Fund– Class R	19,592
abrdn International Small Cap Fund– Institutional Class	1,717,759
abrdn Intermediate Municipal Income Fund – Class A	426,888
abrdn Intermediate Municipal Income Fund– Institutional Class	4,185,300

Each Acquiring Fund is a newly created fund and will not issue shares until the Reorganization Date.

[As of [    ], 2025, the Trustees and officers of each Fund owned, in the aggregate, less than 1% of each class’s total outstanding shares, with respect to each Fund.]

[Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of [   ], 2025, the following shareholders were shown in the Trust’s records as owning more than 25% of each Fund’s shares. The Trust does not know of any other person who owns beneficially more than 25% of each Fund’s shares except as set forth below.]

Class Name	Owner Name	City	State	Ownership %
[ ]	[ ]	[ ]	[ ]	[ ]%

[As of [ ], 2025, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of each Fund’s shares. The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of each Fund’s shares except as set forth below.]

Fund Name	Owner Name	City	State	Ownership %
[ ]	[ ]	[ ]	[ ]	[ ]%

Miscellaneous

Legal Matters

Certain legal matters in connection with the issuance of shares of each Acquiring Fund have been passed upon by Dechert LLP, counsel to abrdn Funds.

Experts

The financial statements of each Acquired Fund and the predecessor fund of the Acquiring Fund as of and for the years ended October 31, 2024 have been incorporated by reference in the Statement of Additional Information relating to this Information Statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise abrdn Funds, in care of abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (the "Agreement") is made as of this [17th] day of [October] 2025, by abrdn Funds, a Delaware statutory trust (the "abrdn Trust") on behalf of its series, [ ] (the "Acquired Fund") and [  ] (the "Acquiring Fund") (the Acquired Fund and the Acquiring Fund, collectively, the "Funds," and each, a "Fund"), and, solely for purposes of paragraphs 4.2, 5.6 and 8.2 hereof, abrdn Inc., a corporation organized under the laws of the State of Delaware ("abrdn").

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest (the "Shares") of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the applicable shareholders, excluding Cash-Out Shareholders (defined below), of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

As the Funds are each series of the abrdn Trust, all parties to this Agreement acknowledge and accept that each Fund does not have a Board of Trustees or officers separate from the other series of the abrdn Trust. Accordingly, all representations, warranties, covenants and/or other obligations of any kind made by each Fund in this Agreement are expressly understood by all parties to this Agreement as being made by the Trustees or officers of the abrdn Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, each Fund.

WHEREAS, the Board of Trustees of the abrdn Trust, on behalf of the Acquired Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the abrdn Trust, on behalf of the Acquiring Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of assets of the Acquired Fund in exchange for Acquiring Fund Shares and assumption of the Acquired Fund's liabilities and liquidation of the Acquired Fund.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder, less (a) the value of the liabilities of the Acquired Fund, determined as provided for under section 2; (b) the value of cash to be distributed to applicable Acquired Fund shareholders in lieu of fractional Acquiring Fund shares; and (c) the value of cash to be distributed to Acquired Fund shareholders who do not hold Acquired Fund shares through a brokerage account that can accept Acquiring Fund shares and for which no account has been established to receive such shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2.	The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date"), except for assets having a value equal to the sum of the values in (i)(a)-(c) of paragraph 1.1 hereof.

1.3.	The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, whether absolute or contingent, known or unknown, accrued or unaccrued, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.4 hereof.

1.4.	As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will take such actions necessary to complete the liquidation of the Acquired Fund in accordance with the abrdn Trust’s Second Amended and Restated Agreement and Declaration of Trust. To complete the liquidation, the Acquired Fund will: (i) distribute pro rata to the Acquired Fund's shareholders of record (except Cash-Out Shareholders) determined as of the close of business on the Closing Date the Acquiring Fund Shares it receives pursuant to paragraph 1.1 hereto; (ii) distribute cash, as provided in paragraph 1.1. hereto; and (iii) completely liquidate. The distribution of Acquiring Fund Shares will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of Acquiring Fund Shares due Acquired Fund shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although any share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and Acquired Fund shareholders may receive cash in connection with the Reorganization in lieu of fractional Acquiring Fund Shares.

1.5.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

1.6.	Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the shares of the Acquired Fund (the “Acquired Fund Shares”) on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7.	Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

2.	Valuation

2.1.	The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectus or statement of additional information.

2.2.	The number of Shares of the Acquiring Fund to be issued in exchange for shares of beneficial interest of the Acquired Fund shall be determined by dividing the value of the assets of the Acquired Fund attributable to its shares of beneficial interest determined using the same valuation procedures referred to in paragraph 2.1, except for assets having a value equal to the sum of the values in (i)(a)-(c) of paragraph 1.1 hereof, by the net asset value per Share of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquired Fund's then current prospectus or statement of additional information. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and Acquired Fund shareholders may receive cash in connection with the Reorganization in lieu of fractional Acquiring Fund Shares.

2.3.	All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquired Fund.

3.	Closing and Closing Date

3.1.	The Closing Date for the Reorganization shall be October 17, 2025, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held at the offices of the Acquired Fund or at such other place as the parties may agree.

3.2.	State Street, the custodian for the Acquiring Fund, shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3.	In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4.	The Acquired Fund shall instruct its transfer agent to provide 'at the Closing, or immediately prior to the Closing, a list of the names and addresses of the Acquired Fund's shareholders and the number and value of each class of outstanding Shares owned by each such shareholder to the Acquiring Fund's transfer agent. The Acquiring Fund shall instruct its transfer agent to issue and deliver a confirmation evidencing the value of the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the abrdn Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, abrdn Trust, on behalf of the Funds, shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.

4.	Representations and Warranties

4.1.	The abrdn Trust, on behalf of each Fund, represents and warrants that:

(a)	The Funds are not, and the execution, delivery and performance of this Agreement by the abrdn Trust will not result, in a violation of the abrdn Trust's Second Amended and Restated Agreement and Declaration of Trust, as amended, or Amended and Restated By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the abrdn Trust, on behalf of the Funds, is a party or by which the Funds or their property are bound;

(b)	There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

(c)	The abrdn Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect;

(d)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Funds or any of their properties or assets which, if adversely determined, would materially and adversely affect their financial condition or the conduct of their business. The abrdn Trust knows of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions contemplated herein;

(e)	The Statements of Assets and Liabilities of the Acquired Fund as of October 31, 2024, including the Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the Financial Highlights for each of the five years in the period then ended, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of October 17, 2025 that are not disclosed therein;

(f)	Since October 31, 2024, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph (f), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund shareholders shall not constitute a material adverse change;

(g)	At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(h)	The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current taxable year that includes the date of the Closing Date;

(i)	For each taxable year of its operation (including the portion of the taxable year through the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code;

(j)	All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(k)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(1)	The information to be furnished by the Acquiring Fund and Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m)	The current prospectus and statement of additional information of the Acquiring Fund and Acquired Fund on Form N-lA conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(n)	The Acquiring Fund agrees to use all reasonable efforts to obtain any approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

4.2.	abrdn represents and warrants to the Acquiring Fund as follows: to the knowledge of abrdn, (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by abrdn and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business, other than those disclosed in writing to and accepted by the Acquiring Fund.

5.	Covenants of the Acquired Fund and the Acquiring Fund

5.1.	The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations.

5.2.	The Acquired Fund covenants that (i) the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Fund, there is no plan or intention by Acquired Fund's Shareholders to sell, exchange or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Fund shareholders' ownership of Acquired Fund Shares (or equivalent Acquiring Fund Shares) to a number of shares that is less than 50 percent of the number of Acquired Fund Shares as of the record date of the Reorganization; and (iii) the Acquired Fund will not take any position on any federal, state or local income or franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code.

5.3.	Subject to the provisions of this Agreement, the abrdn Trust on behalf of the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.	The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified Person") of the abrdn Trust, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the abrdn Trust, as such service involves the Acquired Fund, with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.4 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his or her office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party trustees of the Acquiring Fund, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

5.5.	The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund, the Acquired Fund nor the abrdn Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund, the Acquired Fund and the abrdn Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated here in paragraph 7.4.

5.6.	abrdn agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against abrdn or its affiliates by reason of any act or failure to act by abrdn or any of its affiliates prior to the Closing Date.

6.	Conditions Precedent to Obligations of the abrdn Trust

The obligations of the abrdn Trust, on behalf of the Funds, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the abrdn Trust, on behalf of the Funds, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1.	All representations and warranties by the abrdn Trust, the Acquired Fund or Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2.	The abrdn Trust has delivered on behalf of each Fund, a certificate executed in its name by its Chairman, President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the abrdn Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

7.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Funds, the abrdn Trust shall not be required to consummate the transactions contemplated by this Agreement.

7.1.	The Board of Trustees of the abrdn Trust, including a majority of the trustees who are not "interested persons" of the abrdn Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of each Fund and that the interests of the shareholders in each Fund would not be diluted as a result of such transactions.

7.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

7.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the abrdn Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

7.4.	The abrdn Trust shall have received on the Closing Date an opinion of Dechert LLP, addressed to, and in form and substance reasonably satisfactory to, the Acquired Fund and the Acquiring Fund and dated as of the Closing Date, substantially to the effect that for U.S. federal income tax purposes and based upon certain facts, assumptions and representations:

(a)	The transfer of the Acquired Fund’s assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities followed by the distribution by the Acquired Fund of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund Shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities;

(c)	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities or upon the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund Shares;

(d)	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional Acquiring Fund Shares);

(e)	The aggregate tax basis for Acquiring Fund Shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such shareholder of the Acquired Fund immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional Acquiring Fund Shares for which cash is received);

(f)	The holding period of Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(g)	The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor;

(h)	The holding periods of the Acquired Fund’s assets in the hands of the Acquiring Fund will include the respective periods during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund’s asset); and

(i)	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

For avoidance of doubt, “shareholders of the Acquired Fund” for this purpose refers to shareholders of the Acquired Fund who hold shares of the Acquired Fund through a brokerage account that can accept Acquiring Fund Shares and does not include Cash-Out Shareholders.

The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the abrdn Trust.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 7.4.

7.5.	[Reserved].

8.	Brokerage Fees and Expenses; Other Agreements

8.1.	Each Fund represents and warrants that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

8.2.	abrdn or its affiliates agrees to bear the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, a supplement to the Acquired Fund's prospectus and statement of additional information; (ii) expenses associated with filing the supplement to the Acquired Fund's prospectus and statement of additional information; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage, printing, accounting fees and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; and (v) any other reasonable Reorganization expenses.

8.3.	Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

9.	Entire Agreement; Survival of Warranties

9.1.	The abrdn Trust, on behalf of the Acquiring Fund and the Acquired Fund, agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.

9.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.	Termination

This Agreement may be terminated at any time at or prior to the Closing Date by a vote of a majority of the Board of Trustees of the abrdn Trust.

11.	Amendments

This Agreement may be amended, modified or supplemented in writing in such manner agreed upon by the authorized officers of the abrdn Trust.

12.	Notices

12.1.	Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

1900 Market Street, Suite 200 Philadelphia, PA 19103

Attention: Product Governance

or to the Acquired Fund at:

1900 Market Street, Suite 200 Philadelphia, PA 19103

Attention: Product Governance

13.	Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

13.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in this paragraph and paragraph 5.4, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, or Vice President and attested to by its Vice President, Secretary or Assistant Secretary.

abrdn Funds
For and on behalf of [ ]

By:
Name:
Title:

Attested to by:
Name:
Title:

Solely with respect to paragraphs 4.2, 5.6 and 8.2 hereof:

abrdn Inc.

By:
Name:
Title:

Attested to by:
Name:
Title:

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

August 6, 2025

PART B

ABRDN FUNDS

abrdn International Small Cap Active ETF

abrdn Ultra Short Municipal Income Active ETF

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(866) 667-9231

STATEMENT OF ADDITIONAL INFORMATION

FORM N-14

SEPTEMBER 5, 2025

This Statement of Additional Information ( the “SAI”) relates to the reorganizations of abrdn International Small Cap Fund and abrdn Intermediate Municipal Income Fund (each, an “Acquired Fund” and, collectively, the “Acquired Funds”), each a series of abrdn Funds, a Delaware statutory trust, with and into abrdn International Small Cap Active ETF and abrdn Ultra Short Municipal Income Active ETF, respectively (each, and “Acquiring Fund” and, together, the “Acquiring Funds”), each series of abrdn Funds (each, a “Reorganization” and, together, the “Reorganizations”). This SAI contains information that may be of interest to shareholders, but which is not included in the Information Statement/Prospectus dated September 5, 2025 (the “Information Statement”).

This SAI is not a prospectus and should be read in conjunction with the Information Statement. A copy of the Information Statement is available upon request and without charge by writing to abrdn Funds, 1900 Market Street, Suite 200 Philadelphia, Pennsylvania 19103 or by calling (866) 667-9231.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference; the supplemental financial information; and the Statement of Additional Information that follows:

(j)	the Prospectus dated September 5, 2025, relating to this Information Statement;

(ii)	the Prospectuses for each Acquired Fund dated February 28, 2025, as supplemented, (Accession No. 0001133228-25-001778), which was previously filed via EDGAR;

(iii)	the Statement of Additional Information for each Acquired Fund dated February 28, 2025, as supplemented (Accession No. 0001133228-25-001778), which was previously filed via EDGAR;

(ix)	the Prospectus for the abrdn International Small Cap Active ETF dated August 4, 2025 (Accession No. 0001104659-25-073682), which was previously filed via EDGAR;

(v)	the Statement of Additional Information for abrdn International Small Cap Active ETF dated August 4, 2025 (Accession No. 0001104659-25-073682), which was previously filed via EDGAR;

(vi)	the Prospectus for abrdn Ultra Short Municipal Income Active ETF dated August 5, 2025 (Accession No. 0001104659-25-074144), which was previously filed via EDGAR;

(vii)	the Statement of Additional Information for abrdn Ultra Short Municipal Income Active ETF dated August 5, 2025 (Accession No. 0001104659-25-074144), which was previously filed via EDGAR;

(viii)	the audited financial statements of each Acquired Fund for the fiscal year ended October 31, 2024 included in each Fund’s report filed on Form N-CSR (Accession No. 0001104659-25-002449); and

(ix)	the unaudited financial statements of each Acquired Fund for the fiscal period ended April 30, 2025 included in each Fund’s report filed on Form N-CSR (Accession No. 0001104659-25-066144).

Because each Acquiring Fund was newly-created for the purpose of the Reorganization, the Acquiring Funds have not published annual or semi-annual shareholder reports. Each Acquiring Fund is a newly-created shell series of abrdn Funds with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the corresponding Acquired Fund. The Acquired Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Acquired Fund.

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

A table showing the fees of each Acquired Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization is included under “How do the Funds’ fees and operating expenses compare, and what are each Acquiring Fund’s fees and operating expenses estimated to be following each Reorganization?” in the Information Statement.

The Reorganization of abrdn International Small Cap Fund into abrdn International Small Cap Active ETF will not result in a material change to abrdn International Small Cap Fund’s investment portfolio due to the investment restrictions of abrdn International Small Cap Active ETF. In particular, each security held by abrdn International Small Cap Fund is eligible to be held by abrdn International Small Cap Active ETF. As a result, a schedule of investments of abrdn International Small Cap Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to an abrdn International Small Cap Fund’s portfolio in advance of the Reorganization and/or abrdn International Small Cap Active ETF’s portfolio following the Reorganization.

abrdn Inc. currently anticipates that there will be a need for portfolio realignment in connection with the reorganization of abrdn Intermediate Municipal Income Fund into abrdn Ultra Short Municipal Income Active ETF due in part to a material difference in investment policies or restrictions of abrdn Ultra Short Municipal Income Active ETF compared to those of abrdn Intermediate Municipal Income Fund. Based on abrdn Intermediate Municipal Income Fund's holdings as of July 21, 2025, it is anticipated that approximately 100% of the abrdn Intermediate Municipal Income Fund’s holdings will be sold following the closing of the Reorganization because such securities will not be held due to the principal investment strategy that abrdn Ultra Short Municipal Income Active ETF, under normal market circumstances, will maintain an investment portfolio with a weighted average effective duration of two years or less. The proceeds of sales made by abrdn Ultra Short Municipal Income Active ETF following the Reorganization will be invested in accordance with the abrdn Ultra Short Municipal Income Active ETF’s principal investment strategies.

Any portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of an Acquired Fund and the combined fund.

As of July 22, 2025, abrdn Intermediate Municipal Income Fund had $1,784,533 available in capital loss carryforwards and $527,825 in realized losses fiscal year to date. Given the capital loss carryforwards, current realized losses and that sales of securities that will not be held due to the principal investment strategies of the Acquiring Fund will occur after the Reorganization, it is not anticipated that abrdn Intermediate Municipal Income Fund would have any capital gains to distribute prior to the Reorganization. The only anticipated distribution would be any income of the abrdn Intermediate Municipal Income Fund prior to the Reorganization. Such a distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes depending on the shareholder’s individual tax situation, which cannot be determined by abrdn Inc.

Any net capital gain resulting from the realignment of the combined fund's portfolio coupled with the results of the combined fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the combined shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under U.S. federal tax laws.

The actual tax consequences as a result of portfolio transitioning after the close of the Reorganization are dependent on the portfolio composition of the Acquired Fund and the combined fund at the time of closing and market conditions.

A schedule of investments of abrdn Intermediate Municipal Income Fund as of April 30, 2025 is included below and is annotated to reflect the anticipated sale of 100% of the Acquired Fund’s portfolio holdings in connection with the Reorganization. Notwithstanding the foregoing, changes may be made to the abrdn Intermediate Municipal Income Fund’s portfolio in advance of the Reorganization and/or to abrdn Ultra Short Municipal Income Active ETF’s portfolio following the Reorganization.

There are certain differences between the valuation policies of each Acquired Fund and its corresponding Acquiring Fund with respect to the valuation of foreign securities. Of relevance to each Acquired Fund is, for purposes of determining a Fund’s net asset value, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price or the official close price. Each Acquired Fund and the corresponding Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. Because the Acquired Fund’s valuation procedures will be used for purposes of the Reorganization, there will be no impact on the value of an Acquired Fund shareholder’s investment upon the Reorganization as a result of these differences. However, the impact on subsequent business days is uncertain and could be positive or negative depending on market conditions and could be material. There are no other material differences between the accounting and valuation policies of each Acquired Fund and its corresponding Acquiring Fund.

Statement of Investments

April 30, 2025 (Unaudited)

abrdn Intermediate Municipal Income Fund

	Shares or
	Principal
	Amount	Value
MUNICIPAL BONDS —98.3%
ALABAMA—4.5%
Black Belt Energy Gas District, VRDN, Series D-1, 5.50%, 06/01/2049(a)(d)	$145,000	$151,646
Mobile County Industrial Development Authority, Series A, 5.00%, 06/01/2054(d)	600,000	568,936
Southeast Energy Authority A Cooperative District
Series A, 5.00%, 11/01/2032(d)	395,000	404,960
Series A, 5.00%, 11/01/2035(d)	750,000	772,047
Total Alabama		1,897,589
ARIZONA—0.2%
Maricopa County Industrial Development Authority, Series B, 5.00%, 07/01/2049(b)(d)	100,000	94,191
CALIFORNIA—5.7%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, (AGM), Series B, 4.38%, 07/01/2049(d)	100,000	92,236
California Community Choice Financing Authority, VRDN, Series C, 5.25%, 01/01/2054(a)(d)	1,000,000	1,038,934
California Infrastructure & Economic Development Bank, VRDN, Series A, 9.50%, 01/01/2065(a)(b)(d)	200,000	193,040
California School Finance Authority, 5.50%, 08/01/2047(b)(d)	100,000	101,863
M-S-R Energy Authority
Series A, 6.50%, 11/01/2039(d)	500,000	593,595
Series B, 6.13%, 11/01/2029(d)	370,000	387,465
Total California		2,407,133
CONNECTICUT—3.7%
Connecticut State Health & Educational Facilities Authority, Series F, 5.00%, 07/01/2027	1,135,000	1,138,372
State of Connecticut, Series B, 3.00%, 06/01/2040	500,000	411,034
Total Connecticut		1,549,406
FLORIDA—6.5%
Capital Projects Finance Authority
Series 2024A-1, 5.25%, 06/01/2044(b)(d)	125,000	124,826
Series A-1, 5.00%, 11/01/2048(d)	315,000	295,364
Capital Trust Authority
Series 2025A, 4.75%, 06/15/2040(b)(d)	125,000	117,695
Series A, 6.00%, 06/15/2054(b)(d)	120,000	121,876
Series A, 6.13%, 06/15/2060(b)(d)	195,000	198,217
City of Venice, Series B-3, 4.25%, 01/01/2030(b)(d)	225,000	222,815
Florida Development Finance Corp.
(AGM), 5.00%, 07/01/2044(d)	400,000	399,520
(AGM), 5.25%, 07/01/2053(d)	200,000	200,844
Series A, 5.00%, 12/15/2039(b)(d)	500,000	503,575
Series A, 4.00%, 12/15/2056(b)(d)	700,000	562,534
Total Florida		2,747,266

See accompanying Notes to Financial Statements.	2025 Semi-Annual Report

Statement of Investments (continued)

April 30, 2025 (Unaudited)

abrdn Intermediate Municipal Income Fund

	Shares or Principal Amount	Value
GEORGIA—1.2%
Main Street Natural Gas, Inc.
Series A, 5.00%, 05/15/2035(d)	$250,000	$260,712
Series B, 5.00%, 06/01/2026(d)	250,000	253,408
Total Georgia		514,120
ILLINOIS—0.5%
St. Clair County Community Unit School District No. 187 Cahokia
(AGM), Series A, 5.00%, 01/01/2049(d)	105,000	107,839
(AGM), Series A, 5.00%, 01/01/2054(d)	100,000	102,060
Total Illinois		209,899
INDIANA—4.4%
Indiana Finance Authority
Series A, 5.00%, 07/01/2049(d)	215,000	208,331
Series A, 5.00%, 06/01/2053(d)	450,000	437,576
Series A, 5.00%, 07/01/2054(d)	165,000	159,416
Series A, 5.13%, 06/01/2058(d)	1,050,000	1,034,775
Total Indiana		1,840,098
IOWA—1.3%
Iowa Finance Authority, Series A, 5.13%, 05/15/2059(d)	600,000	566,831
LOUISIANA—0.0%
Louisiana Public Facilities Authority, (Pre-refunded @ $100.000000, 05/15/2026), 3.00%, 05/15/2031(d)	10,000	9,978
MARYLAND—0.8%
Maryland Economic Development Corp., Series A-1, 5.00%, 06/01/2026(d)	345,000	349,552
MISSISSIPPI—4.3%
Mississippi Business Finance Corp., VRDN, Series A, 4.75%, 11/01/2032(a)(d)	1,825,000	1,825,000
NEVADA—1.1%
State of Nevada Department of Business & Industry, VRDN, Series 2025A, 9.50%, 01/01/2065(a)(b)(d)	500,000	481,375
NEW HAMPSHIRE—4.0%
New Hampshire Business Finance Authority VRDN (HUD), Series 1-A, 4.15%, 10/20/2040(a)(d)	250,000	235,400
Series 2, 4.25%, 07/20/2041(d)	705,621	671,965
Series A, 5.25%, 07/01/2048(d)	250,000	251,814
New Hampshire Health & Education Facilities Authority Act
Series A, 5.00%, 08/01/2035(d)	250,000	254,548
Series A, 5.00%, 08/01/2036(d)	245,000	248,809
Total New Hampshire		1,662,536
NEW JERSEY—6.2%
New Jersey Transportation Trust Fund Authority, Series A, 5.00%, 12/15/2034(d)	1,150,000	1,188,489
New Jersey Turnpike Authority, Series B, 4.13%, 01/01/2054(d)	1,000,000	924,769
Newark Housing Authority, 4.00%, 01/01/2037(d)	500,000	481,069
Total New Jersey		2,594,327

See accompanying Notes to Financial Statements.	2025 Semi-Annual Report

Statement of Investments (continued)

April 30, 2025 (Unaudited)

abrdn Intermediate Municipal Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
NEW YORK—11.7%
Build NYC Resource Corp.
5.25%, 07/01/2052(d)	$100,000	$100,618
Series A, 4.75%, 06/15/2053(d)	850,000	777,996
City of Elmira City
5.00%, 07/01/2025(b)(d)	85,000	85,133
5.00%, 07/01/2033(b)(d)	625,000	637,567
Metropolitan Transportation Authority (BAM), Series A, 4.00%, 11/15/2048(d)	220,000	192,529
Series A1, 5.00%, 11/15/2027(d)	695,000	706,349
Nassau County Local Economic Assistance Corp., 5.00%, 07/01/2030(d)	1,000,000	1,000,353
New York State Dormitory Authority, (AGC), 5.50%, 10/01/2054(d)	85,000	89,620
New York Transportation Development Corp.
AMT, 4.00%, 10/31/2034(d)	250,000	238,186
Series A-P3, 5.25%, 01/01/2050(d)	1,000,000	990,373
Suffolk Regional Off-Track Betting Co., 5.00%, 12/01/2034(d)	100,000	102,221
Total New York		4,920,945
NORTH CAROLINA—0.5%
North Carolina Medical Care Commission, Series A, 5.13%, 10/01/2054(d)	210,000	208,281
OHIO—5.4%
Buckeye Tobacco Settlement Financing Authority, Series B-2, 5.00%, 06/01/2055(d)	1,105,000	964,191
Ohio Higher Educational Facility Commission, Series B, 4.00%, 07/01/2046(d)	1,085,000	916,912
State of Ohio, VRDN, Series C, 3.80%, 01/15/2045(a)(d)	400,000	400,000
Total Ohio		2,281,103
PENNSYLVANIA—2.2%
Pennsylvania Turnpike Commission Registration Fee Revenue, (AGM), Series A, 5.25%, 07/15/2029(d)	850,000	917,381
PUERTO RICO—0.2%
Puerto Rico Electric Power Authority, (NPFG), Series V, 5.25%, 07/01/2026(d)	100,000	99,129
SOUTH CAROLINA—2.6%
South Carolina Jobs-Economic Development Authority
5.50%, 11/15/2044(d)	165,000	166,233
Series A, 5.00%, 12/01/2039(b)(d)	1,000,000	936,860
Total South Carolina		1,103,093
TENNESSEE—2.9%
Knox County Health Educational & Housing Facility Board, (BAM), Series A-1, 5.00%, 07/01/2064(d)	105,000	104,151
Metropolitan Nashville Airport Authority, Series B, 5.00%, 07/01/2040(d)	1,000,000	1,000,110
Shelby County Health & Educational Facilities Board, Series A1, 5.25%, 06/01/2056(b)(d)	125,000	119,912
Total Tennessee		1,224,173

See accompanying Notes to Financial Statements.	2025 Semi-Annual Report

Statement of Investments (continued)

April 30, 2025 (Unaudited)

abrdn Intermediate Municipal Income Fund

	Shares or Principal Amount	Value
TEXAS—16.4%
Arlington Higher Education Finance Corp.
(PSF-GTD), 4.00%, 08/15/2050(d)	$1,000,000	$887,606
Series A, 5.00%, 08/15/2049(d)	135,000	125,761
VRDN, Series A, 4.88%, 06/15/2056(a)(b)(d)	190,000	189,883
City of Houston Airport System Revenue, Series B, 5.25%, 07/15/2033(d)	500,000	506,610
Clifton Higher Education Finance Corp.
Series A, 6.25%, 06/15/2053(b)(d)	600,000	586,081
Series A, 6.00%, 06/15/2054(b)(d)	50,000	47,130
Harris County Cultural Education Facilities Finance Corp., 4.00%, 12/01/2045(d)	1,250,000	1,131,048
Harris County Health Facilities Development Corp., Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027(d)	915,000	937,848
Harris County Industrial Development Corp., VRDN, 4.05%, 11/01/2050(a)(d)	500,000	493,542
Matagorda County Navigation District No. 1, Series B-1, 4.00%, 06/01/2030(d)	1,000,000	987,996
Port of Beaumont Navigation District
Series A, 5.00%, 01/01/2039(b)(d)	200,000	197,533
Series A, 4.00%, 01/01/2050(b)(d)	1,000,000	792,357
Total Texas		6,883,395
UTAH—1.6%
City of Salt Lake City Airport Revenue, Series B, 5.00%, 07/01/2042(d)	100,000	100,922
Utah Charter School Finance Authority, VRDN, Series A, 5.88%, 04/15/2048(a)(b)(d)	570,000	559,389
Total Utah		660,311
WASHINGTON—0.6%
Skagit County Public Hospital District No. 1, 5.50%, 12/01/2054(d)	225,000	230,614
WEST VIRGINIA—0.4%
West Virginia Economic Development Authority, VRDN, 5.45%, 01/01/2055(a)(b)(d)	155,000	153,504
WISCONSIN—9.4%
Public Finance Authority
5.00%, 12/15/2036(b)(d)	549,753	534,690
6.25%, 02/01/2039(b)(d)	655,000	657,863
5.00%, 11/15/2044(d)	310,000	315,108
5.00%, 02/01/2054(d)	120,000	115,667
5.50%, 06/15/2055(d)	100,000	98,484
5.25%, 06/15/2065(d)	100,000	94,512
5.40%, 06/15/2065(d)	335,000	324,614
Series 2025A, 5.25%, 06/15/2045(d)	60,000	61,389
Series A, 5.00%, 07/01/2038(d)	1,000,000	1,006,471
Series A, 5.00%, 06/01/2044(d)	130,000	127,654
Series A, 5.00%, 06/15/2044(d)	190,000	183,470
Series A, 5.00%, 12/15/2044(b)(d)	55,000	52,493
Series A, 5.25%, 06/01/2054(d)	85,000	83,788
Series A, 5.00%, 12/15/2054(b)(d)	50,000	45,728
Wisconsin Health & Educational Facilities Authority, Series A, 5.00%, 04/01/2035(d)	250,000	254,942
Total Wisconsin		3,956,873
Total Municipal Bonds		41,388,103

See accompanying Notes to Financial Statements.	2025 Semi-Annual Report

Statement of Investments (continued)

April 30, 2025 (Unaudited)

abrdn Intermediate Municipal Income Fund

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT—0.2% BlackRock Liquidity Funds MuniCash, Institutional shares(d)	65,225	$65,231
Total Short-Term Investment		65,231
Total Investments (Cost $42,385,469)(c)—98.5%		41,453,334
Other Assets in Excess of Liabilities—1.5%		651,946
Net Assets—100.0%		$42,105,280

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
(d)	Position currently expected to be disposed of in connection with the Reorganization after assets are transferred into abrdn Ultra Short Municipal Income Active ETF.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Company
PSF-GTD	Permanent School Fund Guarantee Program
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.	2025 Semi-Annual Report

PART C: OTHER INFORMATION

Item 15. Indemnification

(a)	Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust. No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)	The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)	In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of each Investment Advisory Agreement between the Registrant and abrdn Inc. (formerly, Aberdeen Standard Investments Inc. and Aberdeen Asset Management, Inc.) (“abrdn”); (2) Section 10 of the Sub-Advisory Agreements among the Registrant, abrdn and each of the following sub-advisers: (a) abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) and (b) abrdn Investment Limited (formerly known as Aberdeen Asset Managers Limited); (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors, LLC; (4) Section 8 of the Transfer Agency and Service Agreement between the Registrant and DST Asset Manager Solutions; and (5) Section 17 of the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties. These Agreements are incorporated herein by reference to Item 16.

(d)	Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

1.             (a) Second Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit-99.1(a) of the Registrant’s Registration Statement on Form N-14 as filed on September 18, 2024 (Accession Number 0001104659-24-100996) (the “N-14 Registration Statement No. 1”).

(i)	Certificate of Establishment of abrdn Funds establishing the abrdn Focused Emerging Markets ex-China Active ETF and abrdn International Small Cap Active ETF is incorporated by reference to Exhibit 99.a.1.a of Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed on August 5, 2025 (Accession Number 0001104659-25-074144) (“Post-Effective Amendment No. 131”).

(ii)	Certificate of Establishment of abrdn Funds establishing the abrdn Ultra Short Municipal Income Active ETF is incorporated by reference to Exhibit 99.a.1.b of Post-Effective Amendment No. 131.

(b)	Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(i)	Amended Certificate of Trust of the Registrant, as filed with the Office of the Secretary of State of the State of Delaware on February 11, 2022, is incorporated by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed on February 29, 2024 (Accession Number 0001133228-24-001590) (“Post-Effective Amendment No. 118”).

2.	Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on January 18, 2008 (Accession Number 0001386893-08-000026).

3.	Not Applicable.

4.	Form of Agreement and Plan of Reorganization attached as Exhibit A to the Information Statement is incorporated herein by reference.

5.	(a) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(b) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

6.	(a) Investment Advisory Agreement dated February 7, 2008 between Registrant and abrdn Inc. (formerly, Aberdeen Asset Management Inc.) (“abrdn”) (the “2008 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.1 of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on June 23, 2008 (Accession Number 0001193125-08-138324) (“Post-Effective Amendment No. 2”).

(i)	Amendment dated June 11, 2025, to the 2008 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit 99.d.1.a of Post-Effective Amendment No. 131.

(b)	Subadvisory Agreement between Registrant, abrdn and abrdn Asia Limited (formerly, Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) (“abrdn Asia”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed on October 4, 2010 (Accession Number 0001104659-10-051121) (“Post-Effective Amendment No. 28”).

(i)	Amended Exhibit A to the Subadvisory Agreement among Registrant, abrdn and abrdn Asia is incorporated by reference to Exhibit EX-99.d.2.a of Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2023 (Accession No. 0001133228-23-000869) (“Post-Effective Amendment No. 113”).

(c)	Subadvisory Agreement between Registrant, abrdn and Aberdeen Investments Limited (“AIL”) (formerly, Aberdeen Asset Managers Limited) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A filed on June 15, 2012 (Accession Number 0001104659-12-043873) (“Post-Effective Amendment No. 47”).

(i)	Amendment, dated June 11, 2025 to the Subadvisory Agreement between Registrant, abrdn and aIL is incorporated by reference to Exhibit 99.d.3.a of Post-Effective Amendment No. 131.

(d)	Investment Advisory Agreement between Registrant and abrdn (formerly, Aberdeen) with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund (the “2018 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.5 of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2019 (Accession No. 0001104659-19-011471) (“Post-Effective Amendment No. 90”).

(i)	First Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.5.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(ii)	Second Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.5.b of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2020 (Accession Number 0001104659-20-027092).

(iii)	Third Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.c of Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A filed on August 24, 2021 (Accession No. 0001104659-21-108881) (“Post-Effective Amendment No. 108”).

(iv)	Fourth Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.d of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A filed on May 9, 2022 (Accession Number 0001104659-22-057621) (“Post-Effective Amendment No. 112”).

(v)	Fifth Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.e of Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A filed on February 29, 2024 (Accession No. 0001133228-24-001590) (“Post-Effective Amendment No. 118”).

(e)	Subadvisory Agreement between Registrant, abrdn and AIL with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn International Real Estate Equity Fund and abrdn Realty Income & Growth Fund is incorporated by reference to Exhibit EX-99.d.6 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(i)	Amendment and Amended Exhibit A to the 2018 Subadvisory Agreement is incorporated by reference to Exhibit EX-99.6(e)(i) of the Registrant’s Registration Statement on Form N-14 as filed on September 18, 2024 (Accession Number 0001104659-24-100996) (the “N-14 Registration Statement No. 1”).

7.	(a) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)	Amended and Restated Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1.a of Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A filed on August 18, 2023 (Accession No. 0001133228-23-004953) (“Post-Effective Amendment No. 116”).

(b)	Distribution Agreement, dated April 16, 2018, between abrdn ETFs (formerly, Aberdeen Standard Investments ETFs and ETFS Trust) (the “abrdn ETFs Registrant”) and ALPS Distributors, Inc. (the “Distribution Agreement”) is incorporated herein by reference to Exhibit 99(e)(3) of Post-Effective Amendment No. 15 to the abrdn ETFs Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019.

(i)	Form of Amendment No. 6 to the Distribution Agreement is incorporated by reference to Exhibit 99.e.2.a of Post-Effective Amendment No. 131.

(c)	Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(d)	Form of Authorized Participant Agreement is incorporated by reference to Exhibit EX-99.e.4 of Post-Effective Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A as filed on April 25, 2025 (Accession Number 0001104659-25-039308).

8.	Not Applicable.

9.	(a) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A as filed on July 12, 2010 (Accession Number 0001104659-10-037599) (“Post-Effective Amendment No. 26”).

(i)	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.a of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed on February 27, 2015 (Accession Number 0001104659-15-015103) (“Post-Effective Amendment No. 63”).

(ii)	Funds Letter and Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.b of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A filed on May 9, 2022 (Accession No. 0001104659-22-057621) (“Post-Effective Amendment No. 112”).

(b)	Master Custodian Agreement, dated December 29, 2020, between the abrdn ETFs Registrant and State Street Bank and Trust Company (the “ETFs Master Custodian Agreement”) is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(i)	Form of Amendment to the ETFs Master Custodian Agreement between the abrdn ETFs Registrant, Registrant, and State Street Bank and Trust Company is incorporated by reference to Exhibit 99.g.2.a of Post-Effective Amendment No. 131.

10.	(a) Amended Distribution Plan is incorporated by reference to Exhibit EX-99.m of Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed on August 24, 2021.

(b)	Amended Rule 18f-3 Plan is incorporated by reference to Post-Effective Amendment No. 131.

11.	Opinion and Consent of Counsel for abrdn International Small Cap Active ETF that shares will be legally issued, fully paid and non-assessable is filed herewith.

12.	Form of Opinion of Dechert LLP with respect to tax matters is filed herewith.

13.	(a) Amended and Restated Fund Administration Agreement between Registrant and abrdn dated March 6, 2018 is incorporated by reference to Exhibit EX-99.h.1 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(i)	Amended Exhibit B to the Fund Administration Agreement between Registrant and abrdn is incorporated by reference to Exhibit 99.h.1.a of Post-Effective Amendment No. 131.

(b)	Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) is incorporated by reference to Exhibit EX-99.h.2 of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed on August 12, 2011 (Accession Number 0001104659-11-046544) (“Post-Effective Amendment No. 39”).

(i)	Amendment dated September 18, 2014 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.a of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2015 (Accession Number 0001104659-15-015103) (“Post-Effective Amendment No. 63”).

(ii)	Amendment dated February 3, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.b of Post-Effective Amendment No. 63 filed on February 27, 2015.

(iii)	Amendment dated December 11, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on February 29, 2016 (Accession Number 0001104659-16-101125) (“Post-Effective Amendment No. 72”).

(iv)	Amendment dated June 1, 2020 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A as filed on September 25, 2020 (Accession Number 0001104659-20-108872) (“Post-Effective Amendment No. 100”).

(v)	Form of Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.e of Post-Effective Amendment No. 112 filed on May 9, 2022.

(c)	Transfer Agency and Service Agreement, dated December 29, 2020, between the abrdn ETFs Registrant and State Street Bank and Trust Company (the “ETFs Transfer Agency Agreement”) is incorporated herein by reference to exhibit (h)(6) of Post-Effective Amendment No. 30 to the abrdn ETFs Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(i)	Form of Amendment to the ETFs Transfer Agency Agreement between abrdn ETFs Registrant, Registrant, and State Street Bank and Trust Company is incorporated by reference to Exhibit 99.h.3.a of Post-Effective Amendment No. 131.

(d)	Sub-Administration Agreement between abrdn and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3 of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A filed on July 12, 2010 (Accession Number 0001104659-10-037599) (“Post-Effective Amendment No. 26”).

(i)	Funds Letter and Amended Schedule A to the Sub-Administration Agreement between ASI and State Street Bank and Trust Company for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.3.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(ii)	Amendment to Sub-Administration Agreement dated June 29, 2018 is incorporated by reference to Exhibit EX-99.h.3.b of Post-Effective Amendment No. 90 filed on February 28, 2019.

(iii)	Amendment to the Sub-Administration Agreement dated August 24, 2018 is incorporated by reference to Exhibit EX-99.h.3.c of Post-Effective Amendment No. 90 filed on February 28, 2019.

(iv)	Amendment to the Sub-Administration Agreement dated June 1, 2020 is incorporated by reference to Exhibit EX-99.h.3.d of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2020 (Accession Number 0001104659-20-108872) (“Post-Effective Amendment No. 100”).

(v)	Additional Funds Letter and Amended Schedule A to the Sub-Administration Agreement between abrdn and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3.e of Post-Effective Amendment No. 112 filed on May 9, 2022.

(e)	Sub-Administration Agreement, dated December 29, 2020, between abrdn Inc. and State Street Bank and Trust Company (the “ETFs Sub-Administration Agreement”) is incorporated herein by reference to exhibit (h)(2) of Post-Effective Amendment No. 30 to the abrdn ETFs Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(i)	Form of Amendment to the ETFs Sub-Administration Agreement between abrdn Inc. and State Street Bank and Trust Company is incorporated by reference to Exhibit 99.h.5.a of Post-Effective Amendment No. 131.

(f)	Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4 of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A as filed on February 6, 2009 (Accession Number 0001386893-09-000028).

(i)	Twelfth Amendment and Amended Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.6(h)(6)(a) of Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2025 (Accession Number 0001133228-25-001778) (“Post-Effective Amendment No. 126”).

(g)	Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(h)	Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6 of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed on December 29, 2016 (Accession Number 0001104659-16-164234).

(i)	Amended and Restated Exhibit A, dated February 28, 2025, to the Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h(6)(a) to Post-Effective Amendment No. 126.

(i)	Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn High Yield Managed Duration Municipal Fund, abrdn International Real Estate Equity Fund, abrdn Realty Income & Growth Fund, abrdn Income Builder Fund and abrdn Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.7 of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2019.

(i)	Amended and Restated Schedule A to the Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn Short Duration High Yield Municipal Fund (formerly, abrdn High Yield Managed Duration Municipal Fund), abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) and abrdn Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h(9)(a) to Post-Effective Amendment No. 126.

(j)	Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn EM SMA Completion Fund is incorporated by reference to Exhibit EX-99.h.8 of Post-Effective Amendment No. 112 filed on May 9, 2022.

(i)	Amended and Restated Exhibit A to the Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn EM SMA Completion Fund is incorporated by reference to Exhibit EX-99.h(10)(a) to Post-Effective Amendment No. 126.

(k)	Expense Limitation Agreement between the Registrant and abrdn with respect to the Aberdeen Global High Income Fund, Aberdeen Global Equity Income Fund and Aberdeen International Sustainable Leaders Fund dated June 16, 2021 (the “2021 Expense Limitation Agreement”) is incorporated by reference to Exhibit EX-99.h.9 of Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A filed on February 29, 2024 (Accession No. 0001133228-24-001590) (“Post-Effective Amendment No. 118”).

(i)	Amended and Restated Exhibit A to the 2021 Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn High Income Opportunities Fund (formerly, Aberdeen Global High Income Fund) and abrdn Focused Emerging Markets ex-China Fund (formerly, Aberdeen Global Equity Impact Fund) is incorporated by reference to Exhibit EX-99.6(h)(11)(a) of Post-Effective Amendment No. 126 filed on February 28, 2025.

(l)	Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Emerging Markets Dividend Active ETF and abrdn Focused U.S. Small Cap Active ETF, abrdn International Small Cap Active ETF, and abrdn Ultra Short Municipal Income Active ETF dated June 11, 2025 is incorporated by reference to Exhibit-13(l) of the Registrant’s Registration Statement on Form N-14 as filed on July 23, 2025 (Accession Number 0001104659-25-069974) (the “N-14 Registration Statement No. 2”).

(m)	Form of Rule 12d1-4 Fund of Funds Investment Agreement is incorporated by reference to Exhibit EX-99.h.9 of Post-Effective Amendment No. 112 filed on May 9, 2022.

14.	(a) Consent of independent registered public accounting firm is filed herewith.

(b)	Consent of Dechert LLP is filed herewith.

15.	Not Applicable.

16.	(a) Power of Attorney with respect to Registrant for P. Gerald Malone, Warren C. Smith, Rahn K. Porter, James O’Connor and Radhika Ajmera is filed herewith.

17.	(a) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1 of Post-Effective Amendment No. 118 filed on February 29, 2024.

(b)	Code of Ethics of abrdn, AIL, abrdn Asia and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.p.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

Item 17. Undertakings

1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned Registrant agrees to file by post-effective amendment the opinion of counsel regarding tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 as amended (the “Securities Act”), the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 6th day of August, 2025.

abrdn Funds
Registrant

By:	/s/ Alan Goodson
Alan Goodson
President of abrdn Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name		Title	Date

	/s/ Alan Goodson	President and Chief Executive Officer	August 6, 2025
Alan Goodson

	/s/ Michael Marsico	Treasurer, Chief Financial Officer and Principal Accounting Officer	August 6, 2025
Michael Marsico

	/s/ P. Gerald Malone(1)	Chairman of the Board	August 6, 2025
P. Gerald Malone

	/s/ Warren C. Smith(1)	Trustee	August 6, 2025
Warren C. Smith

	/s/ Rahn K. Porter(1)	Trustee	August 6, 2025
Rahn K. Porter

	/s/ James O’Connor(1)	Trustee	August 6, 2025
James O’Connor

	/s/ Radhika Ajmera(1)	Trustee	August 6, 2025
Radhika Ajmera

By:	/s/ Lucia Sitar
Lucia Sitar
Attorney In Fact

(1)	Pursuant to a power of attorney.

Exhibit List

Exhibit Number	Exhibit
Ex-11	Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable
Ex-12	Form of Opinion of Dechert LLP with respect to tax matters
Ex-14(a)	Consent of independent registered public accounting firm
Ex-14(b)	Consent of Dechert LLP
Ex-16(a)	Power of Attorney with respect to Registrant for P. Gerald Malone, Warren C. Smith, Rahn K. Porter, James O’Connor and Radhika Ajmera